UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-05075

Thrivent Mutual Funds
(Exact name of registrant as specified in charter)

625 Fourth Avenue South
Minneapolis, Minnesota 55415
(Address of principal executive offices) (Zip code)

John L. Sullivan
625 Fourth Avenue South
Minneapolis, Minnesota 55415
(Name and address of agent for service)

Registrant’s telephone number, including area code: (612) 844-5704
Date of fiscal year end: December 31
Date of reporting period: December 31, 2007

Item 1. Report to Stockholders

Thrivent Real Estate Securities Fund
Thrivent Diversified Income Plus Fund

Annual Report
December 31, 2007

24042AR R2-08

Thrivent.com

Table of Contents

President’s Letter	1
Economic and Market Overview	2
Portfolio Perspective
Thrivent Real Estate Securities Fund	4
Thrivent Diversified Income Plus Fund	6
Shareholder Expense Example	8
Report of Independent Registered Public
Accounting Firm	9
Schedules of Investments
Thrivent Real Estate Securities Fund	10
Thrivent Diversified Income Plus Fund	13
Statement of Assets and Liabilities	25
Statement of Operations	26
Statement of Changes in Net Assets	27
Notes to Financial Statements	28
Financial Highlights	38
Additional Information	40
Board of Trustees and Officers	43

Dear Shareholder:

We are pleased to provide you with the annual report for the 12-month period ended December 31, 2007. In this report, you will find detailed information about the Thrivent Diversified Income Plus Fund and the Thrivent Real Estate Securities Fund, including summaries prepared by the portfolio managers on their performance and management strategies for the applicable fund and period. In addition, Russ Swansen, Thrivent Financial’s Chief Investment Officer, summarizes the overall market and economic environment over the past year.

Market Ride Grows Bumpier

Our nation’s financial markets ended 2007 on a sour note, with a weak 4th quarter for the stock market. Continued fallout from the sub-prime loan crisis combined with fears of much slower economic growth injected a healthy bout of long-dormant volatility back into stock prices. As it has been several years since we have endured a strong market correction, it may be helpful to review some age-old nuggets of wisdom for market uncertainty.

* Avoid trying to “time” the market. Pulling out of stocks in favor of the money market may help ease some of the anxiety you feel when the market is volatile, but consider the consequences of such action. When, and by what signal, will you put the money back into the stock market? Does a short-term flight to cash really align with your long-term investment goals? Have you weighed the potential gains you may miss out on if the market moves up?

Investors generally have little success in moving in and out of the stock market. If the nation’s very best hedge fund managers struggle in this regard, other investors are unlikely to do any better.

* Keep a long-term perspective. Investors generally enjoyed a favorable stock market from 2003 through 2007 — a historically lengthy bull market. If we see a pullback now and again, it’s important to recognize that volatility is an inherent part of overall investing. Periodic corrections can allow new investors and money to enter into the market and even set the stage for the next expansion.

There is no “free lunch” when it comes to investing. The relatively high returns investors have historically earned on stock investments typically occurred over longer time frames and have and will likely, continue to, come with periodic downturns and volatility.

* Consult with your Thrivent Financial representative. Talk with your representative to get the advice and reassurance you need to stay on track with your financial goals. The media is prone to saturating the airwaves and publications with sensational coverage of market ups and downs.

It’s imperative to get grounded, honest, and dispassionate advice at these times-your Thrivent Financial representative is always willing to address any questions or concerns. Please don’t hesitate to get in touch.

Our Ongoing Commitment to You

Many of you have one thing foremost on your minds at this point in your life — retirement. Our investment management philosophy is squarely focused on sound asset allocation strategies, striving for strong investment performance and meaningful advice that can provide a clear roadmap to your retirement — regardless of current market conditions. Whether saving for that retirement, sharing your success with your church or community, or leaving a legacy to the next generation, we stand ready to assist you each step of the way.

I want to personally wish you the best in 2008. Thank you for continuing to turn to us for your financial solutions. We very much value your business.

Sincerely,

Pamela J. Moret
President and Trustee
Thrivent Mutual Funds

1

Stocks and bonds posted mixed returns for the 12-month period ended December 31, 2007. In the first half, moderating economic growth appeared to ease inflation concerns, creating a positive backdrop for the financial markets but also an environment in which high risk categories of financial assets appeared extended. Beginning in early summer there was an increase in investment uncertainty, as an unexpected deterioration in the value of mortgage and asset-backed fixed-income securities roiled the credit markets and ultimately resulted in a significant withdrawal of credit availability from the financial system. This led to significant policy adjustments by central bankers around the globe as they attempted to facilitate the availability of credit and liquidity to the markets. Ultimately, a reduction in targeted short-term rates in the United States was warranted as heightened risks in both the real economy and the financial markets became apparent.

U.S. Economy

The nation’s gross domestic product fell from a 2.1% annual growth rate in the fourth quarter of 2006 to a 0.6% annual rate in the first quarter of 2007, the weakest rate of expansion in four years. Growth rebounded to 3.8% in the second quarter, however, thanks to strong spending by consumers, who were encouraged by employment and income gains and undeterred by high energy prices and deterioration in the housing market. Growth in the third quarter accelerated to a 4.9% annual rate, buttressed by exports and business investment. Current estimates for the fourth quarter 2007 suggest a significant moderation to around a 1% rate of growth.

Housing was a significant drag on the economy during the year. Weak sales, rising inventories, falling prices and much tighter lending standards caused the imbalances in the housing market to worsen over the period. Housing starts have fallen more than 50% since their highs in the beginning of 2006 and reached levels in November 2007 last seen in early 1991.

Increased business spending offset much of the negative impact of the housing slowdown. Global demand also remained strong, particularly from developing economies, and the low valuation of the dollar enhanced the attractiveness of U.S. goods and services in world markets, lifting U.S. exports and moderately improving the U.S. trade position.

Inflation & Monetary Policy

Inflation indicators were mixed during the period. The Consumer Price Index (CPI) rose at a 4.1% annual rate for 2007, compared with a 2.5% rate for all of 2006. The index for energy, which rose 2.9% in all of 2006, advanced at a 17.4% annual rate for 2007. Excluding the volatile prices of food and energy, the core CPI advanced at a 2.4% annual rate in 2007, following a 2.6% rise in all of 2006.

For the Federal Reserve Open Market Committee (FOMC), inflation concerns eventually were trumped by worries that the housing slump and expanding credit crunch might dampen economic growth. On September 18, policymakers cut the federal funds rate by a more-than-expected half-percent to 4.75%, and on October 31 and December 11 they followed with widely anticipated quarter-percent cuts. At their December meeting, policymakers noted that economic growth was slowing due mainly to the housing downturn and some softening in business and consumer spending.

Equity Performance

Stocks gained steadily through late in the first half of 2007, spurred by good corporate profits, a flurry of merger and acquisition activity prompted by low cost and relatively easy credit conditions, and diminishing concerns about higher inflation and interest rates. Price volatility jumped dramatically over the summer and fall of 2007 in response to credit market deterioration and the withdrawal of liquidity from the system. A number of reductions in the fed funds rate in the latter part of the year pushed many investment indexes to or near record highs, but those prices were not held as evidence of widespread consumer and business uncertainty called into question sustained economic growth.

Large-company stocks outperformed small-company issues during the period. The S&P 500 Index of large-company stocks posted a 5.49% total return, while the Russell 2000® Index of small-company stocks recorded a –1.57% return.

2

Growth stocks outperformed value stocks. During the period, the Russell 3000® Growth Index returned 11.55%, while the Russell 3000® Value Index posted a return of –.94%.

Real estate investment trusts (REITs) lost ground during the period, with the FTSE NAREIT Equity REIT Index declining by –15.69% . Foreign stocks generally continued to outperform most domestic issues. The Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index, boosted by a weakening dollar, posted an 11.63% total return in dollar terms.

Fixed Income Performance

Treasury yields were relatively stable until mid-April, when they spiked as bond investors began to worry about a reacceleration in economic growth and, consequently, started to suspect that the Federal Reserve would not begin cutting rates any time soon. An investor flight to safety, spurred by concerns about sub-prime mortgages and liquidity problems at several large financial institutions, pushed down Treasury yields in the third quarter. The Federal Reserve eased both the federal funds and discount rates later in the period.

A substantial drop in the yields of shorter-maturity Treasury securities helped eliminate the yield curve inversion — an unusual situation in which shorter-term bonds actually pay higher yields than longer-term bonds — that had persisted for much of the last year. A general decline in yields, with a corresponding increase in prices, boosted bonds’ total returns for the period. The Lehman Brothers Aggregate Bond Index of the broad U.S. bond market posted a 6.97% total return, while the Lehman Brothers Government/Corporate 1-3 Year Bond Index registered a 6.84% total return. Below-investment-grade corporate bonds were weaker performers, with the Lehman Brothers U.S. Corporate High Yield Bond Index registering a 1.87% total return.

Outlook

We expect economic growth to remain below average over the next few months, with inflation moderating. Gross domestic product growth should continue at around a 1-2% annual rate, but risks to the forecast are high. We expect energy and commodities prices to moderate and the housing market to begin to stabilize in the second half of 2008. These factors suggest that consumer spending, while not robust, will be sufficient to maintain growth. We expect business spending on new plants and equipment to continue, after a number of years of below-average investing in productive resources.

Dislocations unfolding in the credit markets that began with the unwinding of the housing boom of the last five years have the potential to spill over into the rest of the economy. The risks to the economy are not directly a function of the softness in housing but rather how consumer spending or financial lending behaviors may change in reaction to what is happening in the housing market. With policymakers concerned about both an economic slowdown and the potential for higher inflation, it is uncertain whether the Federal Reserve intends to ease interest rates any time soon, but it is our view that the days of policy-driven tightening are past for the near term.

As always, your best strategy is to work with your Thrivent Financial registered representative to create a plan based on your goals, diversify your portfolio and remain focused on the long term.

3

How did Thrivent Real Estate Securities Fund perform for the 12-month period ended December 31, 2007?

For the 12-month period ended December 31, 2007, Thrivent Real Estate Securities Fund had a return of –16.92%, net of expenses. This return was below the –15.69% return of the FTSE NAREIT Equity REIT Index. The median return of the Fund’s peer group, the Lipper Real Estate Mutual Fund category, was –16.46%

What factors affected the Fund’s performance?

After seven straight years of outperforming the S&P 500 Index, U.S. real estate investment trusts (REITs) were due for a correction. Significant redemption activity from the mutual fund industry negatively impacted the group as it created selling pressure on REIT stocks in general, and in particular for large-capitalization companies that had provided the best returns and liquidity over the last several years.

The best-performing sectors in the Fund were health care and industrial property REITs, which provided positive returns for the year. The Fund’s international real estate exposure also benefited performance, with a modest decline relative to the more significant decline for U.S. REIT stocks. Property sectors that most significantly detracted from performance were multifamily apartments, office buildings, and lodging properties. The Fund had virtually no exposure to homebuilding stocks and mortgage REITs, which both underperformed equity REITs in 2007. The Fund’s two largest positive contributors to performance were ProLogis, a U.S. based global REIT that develops and manages warehouse distribution properties worldwide, and Ventas, a U.S. REIT that owns long-term acute care hospitals, skilled nursing centers, assisted living facilities, and healthcare office properties.

What is your outlook?

As a result of mutual fund outflows and a weakening U.S. economy, downward pressure on REIT stock prices may continue in 2008. With a slowing U.S. economy, demand for most types of commercial real estate space will be negatively impacted. At the margin, fundamental factors are beginning to deteriorate, as evidenced by modestly increasing vacancy rates for office buildings and retail properties. Multifamily apartments are also being impacted by the oversupply of single family housing for sale, and the lodging sector may deteriorate as a result of consumer spending weakness and more stringent corporate travel expenditures. Regional malls are still enjoying high occupancy rates and rising rents, particularly in dominant centers located in

Quoted Fund performance is for Class A shares and does not reflect a sales charge.
The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.
Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.

4

major metropolitan markets. Health care properties appear to be somewhat insulated from the slowing economy as a result of their stable demand despite economic conditions.

We have positioned the Fund more defensively, in light of the weakening outlook for the U.S. economy. We believe that large-capitalization REITs with high-quality real estate and experienced management teams are best positioned to weather the difficult market conditions that are likely to persist through most of 2008.

We also plan to increase the Fund’s exposure in the more defensive property sectors. Property sectors that are generally considered to be more defensive are health care REITs, net-leased properties, and high-quality regional malls. Property sectors that are less defensive — in which we intend to reduce exposure-are multifamily apartments and lodging, which have the greatest immediate sensitivity to weakening economic conditions. In summary, we expect 2008 to be a challenging year for the U.S. economy, with slower economic growth and reduced leasing demand for commercial real estate. This may provide an attractive buying opportunity for investors willing to look beyond the current weak performance period in order to capture attractive current yield and long-term appreciation potential.

1 Class A performance has been restated to reflect the maximum sales charge of 5.5% . Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. The Fund primarily invests in real estate-related industries; as a consequence, the Fund may be subject to greater price volatility than a fund investing in a broad range of industries. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

3 Performance of other classes will be greater or less than the line shown based on the differences in fees paid by shareholders in the different classes.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index and FTSE NAREIT Equity REIT Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The FTSE NAREIT Equity REIT Index is an unmanaged capitalization-weighted index of all equity real estate investment trusts. It is not possible to invest directly in this Index. The performance of this Index does not reflect deductions for fees, expanses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

5

How did the Fund perform during the 12-month period ended December 31, 2007?

Thrivent Diversified Income Plus Fund returned –1.12% for the period. This compares with the Fund’s primary benchmarks, including the S&P 500 Dividend Aristocrats Index, which returned –2.07%; the Lehman Brothers Aggregate Bond Index, which returned 6.97%; and the Lehman Brothers High Yield Bond Index, which returned 1.87% for the same time frame.

What factors affected the Fund’s performance?

Detracting from the Fund’s performance during the period was the fact that most yield-oriented investments — our main investment focus — provided relatively poor performance.

In the equity portion, our allocation to real estate investment trusts (REITs) was a substantial detractor from the Fund’s performance. REIT share prices fell sharply during the period as they corrected from the high valuations reached due to the Equity Office Property acquisition in the first quarter of 2007. Although we meaningfully reduced our position in REITs from the Fund’s long-term strategic 11% allocation, having any exposure to these securities was problematic.

Also hurting the Fund’s performance was the relatively high allocation to financial stocks, which sharply underperformed the market due to ongoing troubles in the credit markets.

Positive contributors to the Fund’s performance were our weightings in investment-grade bonds and convertibles. Our position in Treasury securities performed particularly well as investors flocked to their safety when concerns about sub-prime mortgage market fallout grew later in the period. The investment-grade bond portion of the Fund is designed to add diversification and support if higher-yield securities falter, and that’s how it worked this period.

Among the Fund’s other fixed-income holdings, our high-yield bonds performed substantially better than the Lehman Brothers High Yield Index, one of our primary benchmarks, due to our focus on higher-quality securities within this segment.

What is your outlook?

We think economic growth will continue to slow in 2008, but we don’t expect a recession. It will take several months for the economy to work off the effects of the credit crunch.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.
The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.
Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
Major Market Sectors represent long-term non-government holdings.
The list of Top 10 Holdings excludes short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.

6

The slowdown and continued challenges in the housing and mortgage markets will likely prompt the Federal Reserve to continue easing interest rates, perhaps more aggressively than initially thought. European and other central banks should continue to support the Fed’s efforts.

Considering our outlook, there could be some near-term weakness in REIT and financial stocks and other investments that involve risk. We expect the performance of these investments to turn around by the second or third quarter of 2008, as credit market problems are resolved and value hunters begin buying. In the meantime, we’ll continue to underweight our position in the REIT sector and carefully monitor our financial stock holdings.

The high-yield market has been dramatically re-priced, yet credit problems, higher defaults and possible supply pressures may inhibit this market in the coming year. We’ll continue to be cautious in this sector as well by upgrading quality and assuming a generally defensive posture.

1 Class A performance reflects the maximum sales charge of 4.5% . Class B performance reflects the maximum deferred sales charge of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

3 Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

* As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the S&P 500 Dividend Aristocrats Index, the Lehman Brothers Aggregate Bond Index, the Lehman Brothers U.S. Corporate High Yield Bond Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The S&P 500 Dividend Aristocrats Index is an index which measures the performance of large-capitalization companies within the S&P 500 that have followed a managed dividends policy of consistently increasing dividends every year for at least 25 years. The index portfolio has both capital growth and dividend income characteristics, is equal-weighted and is broadly diversified across sectors. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes. The composition of the S&P 500 Dividend Aristocrats Index serves as a better reflection of the Fund’s current strategy than does the Lehman Brothers U.S. Corporate High Yield Bond Index.

*** The Lehman Brothers Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

7

Shareholder Expense Example
(unaudited)

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution (12b-1) fees and other Fund expenses. This Shareholder Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 30, 2007 through December 31, 2007.

Actual Expenses

In the table below, the first section, labeled “Actual,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number from the appropriate Class line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid. A small account fee of $12 is charged to Class A and Class B shareholder accounts if the value falls below the stated account minimum of $1,000. This fee is not included in the table below. If it were, the expenses you paid during the period would have been higher and the ending account value would have been lower.

Hypothetical Example for Comparison Purposes

In the table below, the second section, labeled “Hypothetical,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small account fee of $12 is charged to Class A and Class B shareholder accounts if the value falls below the stated account minimum of $1,000. This fee is not included in the table below. If it were, the expenses you paid during the period would have been higher and the ending account value would have been lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During	Annualized
	Value	Value	Period *	Expense
	6/30/2007	12/31/2007	6/30/2007 — 12/31/2007	Ratio

Thrivent Real Estate Securities Fund
Actual
Class A	$1,000	$885	$5.97	1.25%
Institutional Class	$1,000	$887	$4.49	0.94%
Hypothetical **
Class A	$1,000	$1,019	$6.40	1.25%
Institutional Class	$1,000	$1,021	$4.81	0.94%

Thrivent Diversified Income Plus Fund
Actual
Class A	$1,000	$979	$4.46	0.89%
Class B	$1,000	$972	$10.15	2.03%
Institutional Class	$1,000	$980	$2.46	0.49%
Hypothetical **
Class A	$1,000	$1,021	$4.56	0.89%
Class B	$1,000	$1,015	$10.37	2.03%
Institutional Class	$1,000	$1,023	$2.51	0.49%

* Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 185/365 to reflect the one-half year period.

** Assuming 5% total return before expenses.

8

Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of
the Thrivent Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Thrivent Real Estate Securities Fund and the Thrivent Diversified Income Plus Fund (the “Funds”) at December 31, 2007, the results of each of their operations, changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

February 15, 2008

9

Real Estate Securities Fund
Schedule of Investments as of December 31, 2007

Shares	Common Stock (94.9%)	Value	Shares	Common Stock (94.9%)	Value

Diversified REITS (5.4%)			Mortgage REITS (0.4%)
4,000	Colonial Properties Trust	$90,520	13,500	iSTAR Financial, Inc. *	$351,675

17,827	Liberty Property Trust	513,596		Total Mortgage REITS	351,675

5,000	PS Business Parks, Inc.	262,750
43,500	Vornado Realty Trust	3,825,825	Office REITS (14.9%)
4,200	Washington Real Estate		13,200	Alexandria Real Estate
	Investment Trust *	131,922		Equities, Inc.	1,342,044

	Total Diversified REITS	4,824,613	20,500	BioMed Realty Trust, Inc. *	474,985

			38,500	Boston Properties, Inc.	3,534,685
Financials (6.4%)			33,976	Brandywine Realty Trust	609,190
10,200	iShares Cohen & Steers Realty		23,000	Corporate Office Properties Trust *	724,500
	Majors Index Fund *	808,044	23,400	Digital Realty Trust, Inc. *	897,858
15,000	iShares Dow Jones U.S. Real Estate		24,900	Douglas Emmett, Inc.	562,989
	Index Fund *	988,500	21,100	Duke Realty Corporation	550,288
68,884	SPDR DJ Wilshire International		17,031	Highwoods Properties, Inc. *	500,371
	Real Estate ETF *	3,922,944	13,100	Kilroy Realty Corporation	719,976

	Total Financials	5,719,488	10,000	Lexington Corporate

				Properties Trust	145,400
			19,600	Mack-Cali Realty Corporation	666,400
Foreign (3.6%)
			15,225	Maguire Properties, Inc. *	448,681
10,300	British Land Company plc	193,135
			23,787	SL Green Realty Corporation *	2,223,111

68,800	Brookfield Properties Corporation *	1,324,400
				Total Office REITS	13,400,478

9,600	Henderson Land Development
	Company, Ltd.	89,156
20,000	Hongkong Land Holdings, Ltd.	97,954	Real Estate Management & Development (0.4%)
23,000	Hopson Development Holdings, Ltd.	62,730	7,668	Forest City Enterprises	340,766

7,500	Land Securities Group plc	224,737		Total Real Estate
5,000	Lend Lease Corporation, Ltd.	75,499		Management & Development	340,766

8,900	Mitsubishi Estate Company, Ltd.	212,042
10,000	Mitsui Fudosan Company, Ltd.	215,665	Residential REITS (13.1%)
20,000	Stockland	146,794	7,600	American Campus Communities, Inc.	204,060
8,000	Sun Hung Kai Properties, Ltd.	168,028	23,210	Apartment Investment &
1,035	Unibail-Rodamco	226,472		Management Company *	806,083
10,678	Westfield Group	195,218	28,700	Avalonbay Communities, Inc. *	2,701,818

	Total Foreign	3,231,830	17,700	BRE Properties, Inc. *	717,381

			19,000	Camden Property Trust	914,850
Hotels, Resorts & Cruise Lines (1.2%)			7,700	Equity Lifestyle Properties, Inc.	351,659
25,300	Starwood Hotels & Resorts		68,000	Equity Residential REIT	2,479,960
	Worldwide, Inc.	1,113,959	14,000	Essex Property Trust, Inc. *	1,364,860

	Total Hotels, Resorts &		14,105	Home Properties, Inc. *	632,609
	Cruise Lines	1,113,959	10,300	Mid-America Apartment

				Communities, Inc. *	440,325
			12,500	Post Properties, Inc. *	439,000
Industrial REITS (8.3%)
			37,300	UDR, Inc. *	740,405

30,500	AMB Property Corporation *	1,755,580
				Total Residential REITS	11,793,010

31,000	DCT Industrial Trust, Inc. *	288,610
7,300	EastGroup Properties, Inc.	305,505
80,858	ProLogis Trust *	5,124,780

	Total Industrial REITS	7,474,475

The accompanying Notes to Financial Statements are an integral part of this schedule.

10

Real Estate Securities Fund
Schedule of Investments as of December 31, 2007

Shares	Common Stock (94.9%)	Value	Shares	Common Stock (94.9%)	Value

Retail REITS (24.4%)			Specialized REITS (16.8%)
8,100	Acadia Realty Trust	$207,441	37,500	Ashford Hospitality Trust	$269,625
16,200	CBL & Associates Properties, Inc.	387,342	33,294	DiamondRock Hospitality Company	498,744
36,700	Developers Diversified Realty		5,800	Entertainment Properties Trust	272,600
	Corporation	1,405,243	27,000	Extra Space Storage, Inc.	385,830
5,500	Equity One, Inc. *	126,665	9,200	FelCor Lodging Trust, Inc.	143,428
21,600	Federal Realty Investment Trust *	1,774,440	32,200	Health Care Property Investors, Inc.	1,119,916
62,000	General Growth Properties, Inc.	2,553,160	20,500	Health Care REIT, Inc. *	916,145
8,400	Glimcher Realty Trust *	120,036	9,000	Healthcare Realty Trust, Inc.	228,510
16,900	Inland Real Estate Corporation *	239,304	5,000	Hersha Hospitality Trust	47,500
60,667	Kimco Realty Corporation *	2,208,279	15,200	Hospitality Properties Trust	489,744
6,954	Kite Realty Group Trust	106,188	149,683	Host Marriott Corporation *	2,550,598
24,500	Macerich Company	1,740,970	17,000	LaSalle Hotel Properties *	542,300
18,000	National Retail Properties, Inc.	420,840	26,000	Nationwide Health Properties, Inc. *	816,400
3,300	Pennsylvania Real Estate		5,000	Omega Healthcare Investors, Inc.	80,250
	Investment Trust	97,944	9,100	Plum Creek Timber Company, Inc.	418,964
2,500	Ramco-Gershenson Properties Trust	53,425	42,100	Public Storage, Inc.	3,090,561
7,000	Realty Income Corporation *	189,140	19,900	Senior Housing Property Trust	451,332
23,000	Regency Centers Corporation	1,483,270	1,000	Sovran Self Storage, Inc.	40,100
78,800	Simon Property Group, Inc. *	6,844,569	23,600	Strategic Hotel Capital, Inc. *	394,828
13,700	Tanger Factory Outlet Centers, Inc. *	516,627	13,000	Sunstone Hotel Investors, Inc. *	237,770
20,500	Taubman Centers, Inc.	1,008,395	8,500	U-Store-It Trust	77,860
14,300	Weingarten Realty Investors	449,592	43,741	Ventas, Inc. *	1,979,280

	Total Retail REITS	21,932,870		Total Specialized REITS	15,052,285

				Total Common Stock
				(cost $90,298,074)	85,235,449

The accompanying Notes to Financial Statements are an integral part of this schedule.

11

Real Estate Securities Fund
Schedule of Investments as of December 31, 2007
		Interest	Maturity
Shares	Collateral Held for Securities Loaned (42.0%)	Rate (+)	Date	Value

37,685,177	Thrivent Financial Securities Lending Trust	5.000%	N/A	$37,685,177

	Total Collateral Held for Securities Loaned
	(cost $37,685,177)			37,685,177

Principal		Interest	Maturity
Amount	Short-Term Investments (4.7%)	Rate (+)	Date	Value

$4,195,000	Federal Home Loan Mortgage Corporation	3.150%	1/2/2008	$4,194,633

	Total Short-Term Investments (at amortized cost)			4,194,633

	Total Investments (cost $132,177,884) 141.6%			$127,115,259

	Other Assets and Liabilities, Net (41.6%)			(37,339,539)

	Total Net Assets 100.0%			$89,775,720

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ETF — Exchange Traded Fund

REIT — Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$617,419
Gross unrealized depreciation	(7,661,902)

Net unrealized appreciation (depreciation)	($7,044,483)
Cost for federal income tax purposes	$134,159,742

The accompanying Notes to Financial Statements are an integral part of this schedule.

12

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2007

Shares	Common Stock (37.7%)	Value	Shares	Common Stock (37.7%)	Value

Consumer Discretionary (1.9%)			10,900	Astoria Financial Corporation	$253,643
12,900	Genuine Parts Company	$597,270	4,000	Avalonbay Communities, Inc.	376,560
9,300	Home Depot, Inc.	250,542	36,100	Bank of America Corporation ±	1,489,486
15,200	Leggett & Platt, Inc.	265,088	14,000	BB&T Corporation	429,380
17,100	McDonald’s Corporation	1,007,361	3,400	BioMed Realty Trust, Inc.	78,778
6,300	Nordstrom, Inc.	231,399	6,000	Boston Properties, Inc.	550,860
4,100	Polaris Industries, Inc. *	195,857	5,700	Brandywine Realty Trust	102,201
14,000	Stanley Works	678,720	2,500	BRE Properties, Inc.	101,325
3,800	VF Corporation	260,908	2,900	Camden Property Trust	139,635

	Total Consumer Discretionary	3,487,145	4,100	Capital Lease Funding, Inc.	34,522

			4,000	CBL & Associates Properties, Inc.	95,640
Consumer Staples (5.4%)			3,100	Cedar Shopping Centers, Inc.	31,713
21,400	Altria Group, Inc. ‡	1,617,412	15,900	Citigroup, Inc.	468,096
4,000	Brown-Forman Corporation	296,440	1,200	Cogdell Spencer, Inc.	19,116
17,900	Clorox Company	1,166,543	2,400	Colonial Properties Trust *	54,312
19,600	Coca-Cola Company	1,202,852	13,300	Comerica, Inc.	578,949
1,600	Imperial Tobacco Group plc ADR	171,648	15,100	Commerce Group, Inc.	543,298
13,800	Kimberly-Clark Corporation	956,892	1,900	Corporate Office Properties Trust	59,850
20,000	Kraft Foods, Inc.	652,600	2,200	Cousins Properties, Inc.	48,620
5,800	PepsiCo, Inc.	440,220	5,600	Credicorp, Ltd.	427,280
21,200	Procter & Gamble Company	1,556,504	10,800	DCT Industrial Trust, Inc. *	100,548
11,500	SUPERVALU, Inc.	431,480	7,000	Developers Diversified Realty
10,400	Universal Corporation	532,688		Corporation	268,030
23,200	Wal-Mart Stores, Inc.	1,102,696	5,400	DiamondRock Hospitality Company	80,892

	Total Consumer Staples	10,127,975	3,000	Digital Realty Trust, Inc. *	115,110

			1,200	Douglas Emmett, Inc.	27,132
Energy (3.6%)			7,900	Duke Realty Corporation	206,032
11,800	BP plc	863,406	1,000	EastGroup Properties, Inc.	41,850
15,900	Chevron Corporation	1,483,947	1,700	Education Realty Trust, Inc.	19,108
29,625	Energy Income and Growth Fund	727,294	1,700	Entertainment Properties Trust	79,900
15,900	Exxon Mobil Corporation ‡	1,489,671	500	Equity Lifestyle Properties, Inc.	22,835
7,900	Holly Corporation	402,031	2,100	Equity One, Inc.	48,363
48,455	Kayne Anderson MLP		14,900	Equity Residential REIT	543,403
	Investment Company	1,421,670	1,200	Essex Property Trust, Inc.	116,988
7,500	Sasol, Ltd. ADR	371,025	3,900	Extra Space Storage, Inc.	55,731

	Total Energy	6,759,044	14,000	Federal Home Loan Mortgage

				Corporation	476,980
Financials (16.4%)			2,900	Federal Realty Investment Trust	238,235
800	Acadia Realty Trust	20,488	3,600	FelCor Lodging Trust, Inc.	56,124
700	Agree Realty Corporation	21,070	66,252	Fiduciary/Claymore MLP
1,200	Alexandria Real Estate Equities, Inc.	122,004		Opportunity Fund	1,383,342
5,000	AMB Property Corporation	287,800	3,300	First Industrial Realty Trust, Inc. *	114,180
1,200	American Campus Communities, Inc.	32,220	1,300	First Potomac Realty Trust	22,477
7,900	American Financial Realty Trust	63,358	4,300	Franklin Street Properties Corporation *	63,640
3,200	American International Group, Inc.	186,560	13,000	General Growth Properties, Inc.	535,340
1,000	American Land Lease, Inc.	19,830	2,000	Getty Realty Corporation	53,360
4,900	Apartment Investment &		1,300	Gladstone Commercial Corporation	22,802
	Management Company	170,177	4,700	Glimcher Realty Trust *	67,163
47,200	Arthur J. Gallagher & Company ‡	1,141,768	2,900	GMH Communities Trust	16,008
9,400	Ashford Hospitality Trust	67,586	2,900	Hartford Financial Services
1,900	Associated Estates Realty Corporation	17,936		Group, Inc.	252,851

The accompanying Notes to Financial Statements are an integral part of this schedule.

13

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2007

Shares	Common Stock (37.7%)	Value	Shares	Common Stock (37.7%)	Value

Financials — continued			500	Saul Centers, Inc.	$26,715
11,500	Health Care Property Investors, Inc.	$399,970	5,200	Senior Housing Property Trust	117,936
4,800	Health Care REIT, Inc. *	214,512	11,900	Simon Property Group, Inc.	1,033,634
1,500	Healthcare Realty Trust, Inc.	38,085	2,966	SL Green Realty Corporation *	277,202
2,800	Hersha Hospitality Trust	26,600	1,200	Sovran Self Storage, Inc.	48,120
3,000	Highwoods Properties, Inc.	88,140	3,600	Strategic Hotel Capital, Inc. *	60,228
2,100	Home Properties, Inc. *	94,185	2,100	Sun Communities, Inc. *	44,247
8,300	Hospitality Properties Trust	267,426	3,300	Sunstone Hotel Investors, Inc.	60,357
27,400	Host Marriott Corporation	466,896	1,300	Tanger Factory Outlet Centers, Inc.	49,023
19,100	HRPT Properties Trust *	147,643	1,600	Taubman Centers, Inc.	78,704
10,900	HSBC Holdings plc ADR	912,439	29,997	Tortoise Energy
3,400	Inland Real Estate Corporation *	48,144		Infrastructure Corporation	999,194
3,774	Investors Real Estate Trust *	33,853	23,895	Tortoise North American
4,200	J.P. Morgan Chase & Company	183,330		Energy Corporation	593,787
1,400	Kilroy Realty Corporation	76,944	52,700	U.S. Bancorp *	1,672,698
13,545	Kimco Realty Corporation *	493,038	7,400	UDR, Inc. *	146,890
1,500	Kite Realty Group Trust	22,905	900	Universal Health Realty
1,700	LaSalle Hotel Properties	54,230		Income Trust	31,896
6,200	Lexington Corporate Properties Trust *	90,148	1,200	Urstadt Biddle Properties	18,600
5,900	Liberty Property Trust	169,979	4,400	U-Store-It Trust	40,304
4,100	Lincoln National Corporation	238,702	7,300	Ventas, Inc.	330,325
900	LTC Properties, Inc.	22,545	8,000	Vornado Realty Trust *	703,600
3,700	Macerich Company	262,922	2,700	Washington Real Estate
4,700	Mack-Cali Realty Corporation	159,800		Investment Trust *	84,807
2,100	Maguire Properties, Inc. *	61,887	4,800	Weingarten Realty Investors	150,912
4,900	Medical Properties Trust, Inc. *	49,931	38,100	Wells Fargo & Company	1,150,239

24,300	Mercury General Corporation	1,210,383		Total Financials	30,727,048

1,300	Mid-America Apartment
	Communities, Inc.	55,575	Health Care (3.4%)
1,700	Mission West Properties, Inc.	16,167	16,700	Abbott Laboratories ‡	937,705
2,400	Monmouth Real Estate Investment		10,000	Bristol-Myers Squibb Company	265,200
	Corporation	19,440	20,000	Eli Lilly and Company	1,067,800
12,000	National City Corporation	197,520	22,900	Johnson & Johnson	1,527,430
4,500	National Retail Properties, Inc.	105,210	3,900	Medtronic, Inc.	196,053
5,300	Nationwide Health Properties, Inc. *	166,420	15,000	Merck & Company, Inc.	871,650
4,500	Omega Healthcare Investors, Inc.	72,225	5,000	Meridian Bioscience, Inc.	150,400
1,000	One Liberty Properties, Inc. *	18,370	52,700	Pfizer, Inc.	1,197,871
900	Parkway Properties, Inc.	33,282	4,600	Teva Pharmaceutical Industries,
2,800	Pennsylvania Real Estate			Ltd. ADR	213,808

	Investment Trust	83,104		Total Health Care	6,427,917

9,400	Plum Creek Timber Company, Inc.	432,776
2,000	Post Properties, Inc. *	70,240	Industrials (3.5%)
1,900	Potlatch Corporation	84,436	5,000	3M Company	421,600
13,600	ProLogis Trust	861,968	6,300	Avery Dennison Corporation	334,782
500	PS Business Parks, Inc.	26,275	9,000	Briggs & Stratton Corporation *	203,940
6,402	Public Storage, Inc.	469,971	19,100	Caterpillar, Inc.	1,385,896
1,000	Ramco-Gershenson Properties Trust	21,370	2,700	Expeditors International of
4,400	Rayonier, Inc. REIT	207,856		Washington, Inc.	120,636
6,300	Realty Income Corporation *	170,226	10,900	General Dynamics Corporation	969,991
3,500	Regency Centers Corporation	225,715	41,400	General Electric Company	1,534,698
32,658	Regions Financial Corporation *	772,362	38,300	Masco Corporation	827,663

The accompanying Notes to Financial Statements are an integral part of this schedule.

14

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2007

Shares	Common Stock (37.7%)	Value	Shares	Preferred Stock (2.1%)	Value

Industrials — continued			Financials (1.2%)
4,000	Raytheon Company	$242,800	21,700	Bank of America Corporation	$513,639
13,500	Tomkins plc ADR	188,325	20,000	Citigroup Capital VIII	421,000
3,400	United Technologies Corporation	260,236	19,000	HSBC USA, Inc.	418,190

	Total Industrials	6,490,567	20,000	MetLife, Inc.	436,800

			21,000	Santander Finance Preferred SA
Information Technology (0.8%)				Unipersonal #	463,050

7,200	International Business Machines			Total Financials	2,252,679

	Corporation	778,320
12,500	Linear Technology Corporation *	397,875	U.S. Government (0.5%)
7,700	Paychex, Inc.	278,894	14,300	Federal Home Loan Mortgage

	Total Information Technology	1,455,089		Corporation #	373,945

			18,100	Federal National Mortgage
Materials (1.0%)				Association #	466,075

1,700	Broken Hill Proprietary, Ltd.	$119,068		Total U.S. Government	840,020

2,700	Martin Marietta Materials, Inc. *	358,020
6,600	Nucor Corporation	390,852	Utilities (0.4%)
8,700	PPG Industries, Inc.	611,001	15,600	CenterPoint Energy, Inc.,
5,700	Sonoco Products Company	186,276		Convertible ±	500,448
3,100	Vulcan Materials Company	245,179	720	NRG Energy, Inc., Convertible	270,504

	Total Materials	1,910,396		Total Utilities	770,952

Telecommunications Services (1.2%)				Total Preferred Stock
12,200	America Movil SA de CV ADR	748,958		(cost $3,967,165)	3,863,651

37,200	AT&T, Inc. ±‡	1,546,033

	Total Telecommunications
	Services	2,294,991

Utilities (0.5%)
14,300	Atmos Energy Corporation	400,972
5,400	Huaneng Power International,
	Inc. ADR	223,020
7,800	Progress Energy, Inc.	377,754

	Total Utilities	1,001,746

	Total Common Stock
	(cost $76,053,272)	70,681,918

The accompanying Notes to Financial Statements are an integral part of this schedule.

15

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2007

Principal		Interest	Maturity
Amount	Bank Loans (3.7%)!!	Rate	Date	Value

Basic Materials (0.2%)
$491,181	Domtar Corporation, Term Loan	6.403%	3/7/2014	$470,458

	Total Basic Materials			470,458

Capital Goods (0.3%)
318,803	Allied Waste North America, Inc., Term Loan §≠	6.358	3/28/2014	304,125
191,676	Allied Waste North America, Inc., Term Loan §≠	6.621	3/28/2014	182,851

	Total Capital Goods			486,976

Communications Services (0.6%)
547,236	Idearc, Inc., Term Loan §≠	6.830	11/17/2014	520,082
547,250	Windstream Corporation, Term Loan	6.714	7/17/2013	536,491

	Total Communications Services			1,056,573

Consumer Cyclical (0.3%)
83,688	Hertz Corporation, Term Loan	6.660	12/21/2012	81,847
463,984	Hertz Corporation, Term Loan	6.894	12/21/2012	453,609

	Total Consumer Cyclical			535,456

Consumer Non-Cyclical (1.2%)
548,625	Biomet, Inc., Term Loan	7.858	3/25/2015	542,524
550,000	BSC International Holdings, Ltd., Term Loan §≠	5.830	4/21/2011	523,875
5,964	CHS/Community Health Systems, Inc., Term Loan §≠	7.331	7/25/2014	5,736
533,110	CHS/Community Health Systems, Inc., Term Loan	7.331	7/25/2014	512,729
596,962	SUPERVALU, Inc., Term Loan	6.396	6/2/2012	583,011

	Total Consumer Non-Cyclical			2,167,875

Financials (0.3%)
547,236	Solar Capital Corporation, Term Loan	6.898	2/28/2014	527,552

	Total Financials			527,552

Technology (0.3%)
441,728	Flextronics Semiconductor, Ltd., Term Loan	7.394	10/1/2014	429,581
126,914	Flextronics Semiconductor, Ltd., Term Loan	7.455	10/1/2014	123,741

	Total Technology			553,322

Utilities (0.5%)
568,575	Energy Future Holdings, Term Loan	8.396	10/10/2014	557,602
161,348	NRG Energy, Inc., Term Loan	6.480	2/1/2013	152,810
349,469	NRG Energy, Inc., Term Loan	6.580	2/1/2013	332,607

	Total Utilities			1,043,019

	Total Bank Loans (cost $6,958,939)			6,841,231

The accompanying Notes to Financial Statements are an integral part of this schedule.

16

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2007

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (53.3%)	Rate	Date	Value

Asset-Backed Securities (2.6%)
$1,500,000	Citibank Credit Card Issuance Trust	5.650%	9/20/2019	$1,501,502
1,000,000	Discover Card Master Trust	5.650	3/16/2020	998,737
850,000	GAMUT Reinsurance, Ltd. †≤	11.960	1/31/2008	855,355
250,000	GAMUT Reinsurance, Ltd. †≤	19.960	1/31/2008	249,725
600,000	Merna Re, Ltd. †≤	6.580	3/31/2008	592,740
600,000	Merna Re, Ltd. †≤	7.580	3/31/2008	595,020

	Total Asset-Backed Securities			4,793,079

Basic Materials (4.2%)
150,000	Aleris International, Inc.	9.000	12/15/2014	125,250
110,000	Aleris International, Inc.	10.000	12/15/2016	89,100
220,000	Arch Western Finance, LLC	6.750	7/1/2013	213,400
104,000	Buckeye Technologies, Inc.	8.000	10/15/2010	102,960
570,000	Chemtura Corporation	6.875	6/1/2016	535,800
280,000	Domtar, Inc.	7.875	10/15/2011	285,950
280,000	Domtar, Inc.	5.375	12/1/2013	252,700
190,000	Domtar, Inc.	7.125	8/15/2015	186,200
190,000	Drummond Company, Inc. ≤	7.375	2/15/2016	176,225
600,000	FMG Finance, Pty., Ltd. ≤	10.625	9/1/2016	687,000
670,000	Freeport-McMoRan Copper & Gold, Inc. ±	8.375	4/1/2017	718,575
120,000	Georgia-Pacific Corporation *	8.125	5/15/2011	121,800
760,000	Georgia-Pacific Corporation ≤	7.125	1/15/2017	739,100
300,000	Glencore Funding, LLC ≤	6.000	4/15/2014	301,756
300,000	Graphic Packaging International Corporation *	9.500	8/15/2013	296,250
320,000	Griffin Coal Mining Company, Pty., Ltd. ≤	9.500	12/1/2016	284,800
220,000	Huntsman International, LLC	7.875	11/13/2014	233,200
100,000	Jefferson Smurfit Corporation	8.250	10/1/2012	98,500
440,000	Mosaic Global Holdings, Inc., Convertible ≤	7.375	12/1/2014	470,800
570,000	Novelis, Inc.	7.250	2/15/2015	535,800
550,000	Peabody Energy Corporation	5.875	4/15/2016	517,000
570,000	Smurfit-Stone Container Enterprises, Inc. *	8.000	3/15/2017	550,762
340,000	Terra Capital, Inc.	7.000	2/1/2017	332,350

	Total Basic Materials			7,855,278

Capital Goods (3.2%)
620,000	Allied Waste North America, Inc. ‡	6.875	6/1/2017	604,500
100,000	Ashtead Capital, Inc. ‡≤	9.000	8/15/2016	88,500
190,000	Ball Corporation ‡	6.625	3/15/2018	188,575
210,000	Berry Plastics Holding Corporation	8.875	9/15/2014	199,500
550,000	Bombardier, Inc. ‡≤	6.750	5/1/2012	556,875
490,000	Case New Holland, Inc. ±	7.125	3/1/2014	488,775
150,000	Crown Americas, Inc.	7.625	11/15/2013	153,375
150,000	Crown Americas, Inc.	7.750	11/15/2015	154,500
520,000	Da-Lite Screen Company, Inc.	9.500	5/15/2011	517,400
105,000	Invensys plc ≤	9.875	3/15/2011	110,900
850,000	L-3 Communications Corporation	5.875	1/15/2015	820,250
600,000	L-3 Communications Corporation, Convertible ‡	3.000	8/1/2035	725,250
190,000	Mueller Water Products, Inc.	7.375	6/1/2017	169,812
100,000	Owens-Brockway Glass Container, Inc.	8.250	5/15/2013	103,750
320,000	Owens-Illinois, Inc. *	7.500	5/15/2010	324,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

17

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2007

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (53.3%)	Rate	Date	Value

Capital Goods — continued
$260,000	Plastipak Holdings, Inc. ≤	8.500%	12/15/2015	$260,000
180,000	Rental Services Corporation *	9.500	12/1/2014	161,100
150,000	TransDigm, Inc.	7.750	7/15/2014	152,250
350,000	United Rentals North America, Inc.	7.000	2/15/2014	293,125

	Total Capital Goods			6,072,437

Collateralized Mortgage Obligations (2.5%)
2,672,956	Deutsche Alt-A Securities, Inc. †	5.633	1/25/2008	2,552,020
2,276,559	Washington Mutual Alternative Loan Trust †	5.538	1/25/2008	2,150,992

	Total Collateralized Mortgage Obligations			4,703,012

Commercial Mortgage-Backed Securities (3.1%)
2,000,000	Banc of America Large Loan Trust ±†≤	5.138	1/15/2008	1,932,918
2,000,000	Commercial Mortgage Pass-Through Certificates †≤	5.208	1/15/2008	1,912,804
2,000,000	Wachovia Bank Commercial Mortgage Trust †≤	5.148	1/15/2008	1,951,734

	Total Commercial Mortgage-Backed Securities			5,797,456

Communications Services (7.6%)
660,000	American Tower Corporation ‡	7.125	10/15/2012	678,150
480,000	American Tower Corporation ≤	7.000	10/15/2017	482,400
180,000	Centennial Communications Corporation *	8.125	2/1/2014	177,300
290,000	Charter Communications Operating, LLC ≤	8.000	4/30/2012	279,850
240,000	Citizens Communications Company	9.250	5/15/2011	259,800
570,000	Citizens Communications Company ±	6.250	1/15/2013	552,188
550,000	CSC Holdings, Inc.	7.625	4/1/2011	548,625
99,000	Dex Media West, LLC/Dex Media West Finance Company	9.875	8/15/2013	102,960
550,000	DIRECTV Holdings, LLC	6.375	6/15/2015	528,000
1,140,000	Echostar DBS Corporation ±	6.625	10/1/2014	1,134,300
700,000	Idearc, Inc.	8.000	11/15/2016	642,250
90,000	Intelsat Bermuda, Ltd.	9.250	6/15/2016	90,450
570,000	Intelsat Intermediate, Inc. >	Zero Coupon	2/1/2010	465,975
200,000	Intelsat Subsidiary Holding Company, Ltd.	8.625	1/15/2015	201,000
570,000	Interpublic Group of Companies, Inc.	6.250	11/15/2014	484,500
120,000	Lamar Media Corporation	6.625	8/15/2015	116,700
570,000	Level 3 Financing, Inc.	9.250	11/1/2014	515,850
570,000	Liberty Media Corporation *	5.700	5/15/2013	528,055
140,000	Morris Publishing Group, LLC	7.000	8/1/2013	101,675
300,000	News America, Inc. ≤	6.650	11/15/2037	309,443
380,000	NTL Cable plc	9.125	8/15/2016	376,200
320,000	Quebecor Media, Inc. ≤	7.750	3/15/2016	307,200
280,000	Qwest Communications International, Inc.	7.250	2/15/2011	280,000
90,000	Qwest Communications International, Inc.	7.500	2/15/2014	89,775
640,000	Qwest Corporation	7.875	9/1/2011	665,600
280,000	R.H. Donnelley Corporation *	6.875	1/15/2013	250,600
420,000	R.H. Donnelley Corporation	6.875	1/15/2013	375,900
160,000	R.H. Donnelley Corporation	8.875	1/15/2016	149,600
600,000	Rogers Cable, Inc.	6.750	3/15/2015	631,139
775,000	Rogers Wireless Communications, Inc.	7.500	3/15/2015	847,528
120,000	Rural Cellular Corporation	9.875	2/1/2010	124,500
300,000	Time Warner Cable, Inc.	5.850	5/1/2017	300,740

The accompanying Notes to Financial Statements are an integral part of this schedule.

18

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2007

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (53.3%)	Rate	Date	Value

Communications Services — continued
$280,000	Time Warner Telecom Holdings, Inc.	9.250%	2/15/2014	$286,300
200,000	Valor Telecommunications Enterprises, LLC	7.750	2/15/2015	211,162
580,000	Videotron Ltee	6.875	1/15/2014	567,675
350,000	Windstream Corporation	8.625	8/1/2016	367,500
170,000	Windstream Corporation	7.000	3/15/2019	161,925

	Total Communications Services			14,192,815

Consumer Cyclical (6.1%)
270,000	American Casino & Entertainment Properties, LLC ±	7.850	2/1/2012	278,302
350,000	Beazer Homes USA, Inc. *	8.625	5/15/2011	269,500
490,000	Buhrmann U.S., Inc.	7.875	3/1/2015	461,825
250,000	Circus & Eldorado Joint Venture/
	Silver Legacy Capital Corporation	10.125	3/1/2012	258,125
570,000	Corrections Corporation of America	6.250	3/15/2013	561,450
139,000	Dollarama Group, LP †≤	10.599	6/16/2008	139,000
260,000	Dollarama Group, LP	8.875	8/15/2012	265,200
230,000	Ford Motor Credit Company †	9.693	1/15/2008	226,176
80,000	Ford Motor Credit Company	9.750	9/15/2010	76,336
170,000	Ford Motor Credit Company	7.000	10/1/2013	142,016
120,000	Ford Motor Credit Company	8.000	12/15/2016	101,929
310,000	Gaylord Entertainment Company	6.750	11/15/2014	292,175
570,000	General Motors Corporation *	7.200	1/15/2011	524,400
260,000	Hanesbrands, Inc. *†	8.204	6/16/2008	257,400
240,000	Harrah’s Operating Company, Inc.	5.625	6/1/2015	175,200
570,000	Host Marriott, LP	6.375	3/15/2015	555,750
250,000	K. Hovnanian Enterprises, Inc.	7.500	5/15/2016	175,000
570,000	Lear Corporation	8.500	12/1/2013	530,100
250,000	Majestic Star Casino, LLC	9.500	10/15/2010	236,250
390,000	MGM MIRAGE	5.875	2/27/2014	356,850
570,000	MGM MIRAGE *	7.625	1/15/2017	562,875
290,000	Pokagon Gaming Authority ≤	10.375	6/15/2014	311,750
570,000	Rite Aid Corporation	7.500	3/1/2017	502,312
850,000	Royal Caribbean Cruises, Ltd. *	7.250	6/15/2016	835,579
305,000	Seminole Hard Rock Entertainment †≤	7.491	3/15/2008	291,275
170,000	Service Corporation International	6.750	4/1/2015	167,875
440,000	Station Casinos, Inc.	6.875	3/1/2016	321,200
280,000	Tenneco, Inc. ≤	8.125	11/15/2015	277,200
120,000	TRW Automotive, Inc. *≤	7.000	3/15/2014	110,400
360,000	Tunica Biloxi Gaming Authority ≤	9.000	11/15/2015	368,100
300,000	Turning Stone Resort Casino Enterprise ≤	9.125	12/15/2010	303,000
180,000	Turning Stone Resort Casino Enterprise ≤	9.125	9/15/2014	183,600
242,000	Universal City Florida Holding Company I/II †	9.661	2/1/2008	242,000
210,000	Warnaco, Inc.	8.875	6/15/2013	213,675
323,000	WMG Holdings Corporation >	Zero Coupon	12/15/2009	206,720
570,000	Wynn Las Vegas, LLC ≤	6.625	12/1/2014	560,025

	Total Consumer Cyclical			11,340,570

The accompanying Notes to Financial Statements are an integral part of this schedule.

19

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2007

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (53.3%)	Rate	Date	Value

Consumer Non-Cyclical (4.4%)
$600,000	Archer-Daniels-Midland Company, Convertible ‡≤	0.875%	2/15/2014	$723,750
910,000	Boston Scientific Corporation ‡	5.450	6/15/2014	837,200
480,000	Community Health Systems, Inc.	8.875	7/15/2015	489,000
680,000	Constellation Brands, Inc. ±	7.250	9/1/2016	637,500
300,000	Coventry Health Care, Inc.	5.950	3/15/2017	294,153
570,000	Delhaize Group, Inc.	6.500	6/15/2017	583,125
300,000	Fisher Scientific International, Inc., Convertible	3.250	3/1/2024	469,125
285,000	Genzyme Corporation, Convertible	1.250	12/1/2023	328,462
660,000	HCA, Inc.	9.250	11/15/2016	693,000
250,000	Jarden Corporation	7.500	5/1/2017	215,000
230,000	Michael Foods, Inc.	8.000	11/15/2013	227,700
600,000	Smithfield Foods, Inc.	8.000	10/15/2009	606,000
450,000	Stater Brothers Holdings, Inc.	8.125	6/15/2012	444,375
740,000	SUPERVALU, Inc.	7.500	11/15/2014	758,500
315,000	Teva Pharmaceutical Finance Company, Convertible	1.750	2/1/2026	349,650
600,000	Ventas Realty, LP/Ventas Capital Corporation	6.500	6/1/2016	588,000

	Total Consumer Non-Cyclical			8,244,540

Energy (3.1%)
220,000	CHC Helicopter Corporation	7.375	5/1/2014	207,900
680,000	Chesapeake Energy Corporation ±	6.375	6/15/2015	657,900
200,000	Chesapeake Energy Corporation	6.250	1/15/2018	192,000
600,000	Chesapeake Energy Corporation, Convertible	2.750	11/15/2035	702,000
280,000	Connacher Oil and Gas, Ltd. ≤	10.250	12/15/2015	279,650
220,000	Denbury Resources, Inc.	7.500	12/15/2015	222,200
270,000	Forest Oil Corporation *≤	7.250	6/15/2019	271,350
170,000	Hornbeck Offshore Services, Inc.	6.125	12/1/2014	161,500
400,000	Newfield Exploration Company	6.625	4/15/2016	392,000
650,000	Ocean Rig Norway AS ≤	8.375	7/1/2013	690,625
260,000	OPTI Canada, Inc. ≤	8.250	12/15/2014	257,400
270,000	PetroHawk Energy Corporation	9.125	7/15/2013	284,175
390,000	Petroplus Finance, Ltd. ≤	7.000	5/1/2017	356,850
280,000	Plains Exploration & Production Company	7.750	6/15/2015	280,000
560,000	Tesoro Corporation	6.500	6/1/2017	554,400
210,000	Western Oil Sands, Inc.	8.375	5/1/2012	234,214

	Total Energy			5,744,164

Financials (5.6%)
600,000	American International Group, Inc. ‡	6.250	3/15/2037	536,651
300,000	AXA SA ‡≤	6.463	12/14/2018	270,142
300,000	BBVA Bancomer SA ‡≤	6.008	5/17/2022	288,841
290,000	Capital One Capital III ‡	7.686	8/15/2036	235,817
290,000	Capital One Capital IV ‡	6.745	2/17/2037	215,652
600,000	Countrywide Financial Corporation, Convertible ±†≤	1.743	1/15/2008	467,880
570,000	Deluxe Corporation	5.125	10/1/2014	483,075
400,000	FTI Consulting, Inc.	7.625	6/15/2013	410,000
870,000	General Motors Acceptance Corporation, LLC	6.875	9/15/2011	744,280
280,000	Goldman Sachs Group, Inc., Convertible	1.000	3/7/2012	310,649
560,000	J.P. Morgan Chase Capital XX	6.550	9/29/2036	505,280
600,000	Lehman Brothers Holdings, Inc.	7.000	9/27/2027	608,972

The accompanying Notes to Financial Statements are an integral part of this schedule.

20

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2007

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (53.3%)	Rate	Date	Value

Financials (5.6%)
$470,000	Leucadia National Corporation	7.125%	3/15/2017	$434,750
870,000	Lincoln National Corporation	7.000	5/17/2016	873,500
300,000	Mitsubishi UFG Capital Finance, Ltd.	6.346	7/25/2016	284,140
290,000	ProLogis Trust	5.625	11/15/2016	268,928
580,000	Rabobank Capital Funding Trust ≤	5.254	10/21/2016	519,117
600,000	Residential Capital Corporation	8.000	4/17/2013	369,000
580,000	Royal Bank of Scotland Group plc ≤	6.990	10/5/2017	578,255
580,000	Student Loan Marketing Corporation	4.500	7/26/2010	531,975
580,000	Swiss RE Capital I, LP ≤	6.854	5/25/2016	569,898
580,000	Wachovia Capital Trust III	5.800	3/15/2011	518,259
905,000	Washington Mutual Preferred Funding ≤	6.665	12/15/2016	533,950

	Total Financials			10,559,011

Mortgage-Backed Securities (0.5%)
1,000,000	Federal National Mortgage Association
	Conventional 30-Yr. Pass Through §	6.500	1/1/2038	1,027,812

	Total Mortgage-Backed Securities			1,027,812

Technology (1.6%)
36,000	Avago Technologies Finance Pte †	10.624	3/3/2008	36,495
180,000	Avago Technologies Finance Pte	10.125	12/1/2013	188,325
570,000	First Data Corporation ≤	9.875	9/24/2015	530,100
570,000	Flextronics International, Ltd.	6.250	11/15/2014	542,925
110,000	NXP BV/NXP Funding, LLC †	7.993	1/15/2008	101,200
190,000	NXP BV/NXP Funding, LLC *	9.500	10/15/2015	174,088
570,000	Sanmina-SCI Corporation *	6.750	3/1/2013	495,900
490,000	Seagate Technology HDD Holdings	6.800	10/1/2016	477,750
570,000	Sungard Data Systems, Inc.	4.875	1/15/2014	500,175

	Total Technology			3,046,958

Transportation (1.0%)
288,021	Continental Airlines, Inc.	7.875	7/2/2018	274,340
600,000	Continental Airlines, Inc. ±	6.903	4/19/2022	540,000
180,000	Delta Air Lines, Inc.	7.920	11/18/2010	175,500
80,000	Hertz Corporation	8.875	1/1/2014	81,100
140,000	Hertz Corporation	10.500	1/1/2016	144,900
210,000	Kansas City Southern de Mexico SA de CV	7.625	12/1/2013	207,112
502,523	Piper Jaffray Equipment Trust Securities ≤	6.750	4/1/2011	482,422

	Total Transportation			1,905,374

U.S. Government (1.8%)
3,269,662	U.S. Treasury Notes, TIPS *	2.000	7/15/2014	3,378,225

	Total U.S. Government			3,378,225

The accompanying Notes to Financial Statements are an integral part of this schedule.

21

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2007

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (53.3%)	Rate	Date	Value

Utilities (6.0%)
$105,000	AES Corporation *	8.875%	2/15/2011	$109,462
399,000	AES Corporation ‡≤	8.750	5/15/2013	416,456
570,000	AES Corporation ‡≤	7.750	10/15/2015	578,550
480,000	CMS Energy Corporation, Convertible ‡	2.875	12/1/2024	642,000
490,000	Colorado Interstate Gas Company	6.800	11/15/2015	510,071
100,000	Consumers Energy Company	6.300	2/1/2012	100,889
290,000	Copano Energy, LLC	8.125	3/1/2016	292,175
150,000	Dynegy Holdings, Inc.	6.875	4/1/2011	144,750
130,000	Dynegy Holdings, Inc.	7.500	6/1/2015	121,550
170,000	Dynegy Holdings, Inc.	8.375	5/1/2016	166,175
50,000	Dynegy Holdings, Inc.	7.750	6/1/2019	46,125
170,000	Edison Mission Energy	7.500	6/15/2013	174,250
180,000	Edison Mission Energy	7.750	6/15/2016	185,400
270,000	Edison Mission Energy	7.000	5/15/2017	265,275
270,000	Edison Mission Energy	7.200	5/15/2019	265,275
320,000	El Paso Corporation ±	6.875	6/15/2014	322,312
320,000	El Paso Corporation ±	7.000	6/15/2017	320,332
880,000	Enterprise Products Operating, LP	8.375	8/1/2016	900,980
240,000	Illinois Power Company ≤	6.125	11/15/2017	242,472
570,000	Intergen NV ≤	9.000	6/30/2017	599,925
570,000	Kinder Morgan Finance Company ulc	5.700	1/5/2016	515,965
100,000	Mirant North America, LLC	7.375	12/31/2013	100,250
755,000	NRG Energy, Inc. *	7.375	2/1/2016	736,125
170,000	Pacific Energy Partners, LP/Pacific Energy
	Finance Corporation	7.125	6/15/2014	176,908
200,000	Pacific Energy Partners, LP/Pacific Energy
	Finance Corporation	6.250	9/15/2015	200,350
570,000	Regency Energy Partners, LP	8.375	12/15/2013	587,100
145,000	Reliant Energy Resources Corporation	6.750	12/15/2014	145,362
570,000	Sabine Pass LNG, LP	7.500	11/30/2016	544,350
500,000	SemGroup, LP ≤	8.750	11/15/2015	475,000
570,000	Sierra Pacific Power Company ≤	6.000	5/15/2016	565,010
110,000	Southern Natural Gas Company	7.350	2/15/2031	114,858
150,000	Southern Star Central Corporation	6.750	3/1/2016	143,625
270,000	Williams Companies, Inc.	8.125	3/15/2012	293,962
170,000	Williams Partners, LP	7.250	2/1/2017	175,100

	Total Utilities			11,178,389

	Total Long-Term Fixed Income (cost $102,983,359)			99,839,120

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (8.2%)	Rate (+)	Date	Value

15,434,201	Thrivent Financial Securities Lending Trust	5.000%	N/A	$15,434,201

	Total Collateral Held for Securities Loaned
	(cost $15,434,201)			15,434,201

The accompanying Notes to Financial Statements are an integral part of this schedule.

22

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2007

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (3.8%)	Rate (+)	Date	Value

$1,015,000	Federal Home Loan Mortgage Corporation	3.150%	1/2/2008	$1,014,911
650,000	Federal National Mortgage Association ‡	4.030	5/16/2008	640,055
5,391,261	Thrivent Money Market Fund	4.940	N/A	5,391,261

	Total Short-Term Investments (cost $7,046,340)			7,046,227

	Total Investments (cost $212,443,276) 108.8%			$203,706,348

	Other Assets and Liabilities, Net (8.8%)			(16,413,195)

	Total Net Assets 100.0%			$187,293,153

	Number of		Notional
	Contracts	Expiration	Principal		Unrealized
Futures	Long/(Short)	Date	Amount	Value	Gain/(Loss)

5-Yr. U.S. Treasury Bond Futures	42	March 2008	$4,591,253	$4,631,813	$40,560
10-Yr. U.S. Treasury Bond Futures	(10)	March 2008	(1,126,807)	(1,133,906)	(7,099)
S&P 500 Mini-Futures	19	March 2008	1,403,600	1,403,340	(260)
Total Futures					$33,201

The accompanying Notes to Financial Statements are an integral part of this schedule.

23

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2007

			Notional
	Buy/Sell	Termination	Principal		Unrealized
Swaps and Counterparty	Protection	Date	Amount	Value	Gain/(Loss)

Credit Default Swaps
LCDX, N.A. Index Series 9,	Sell	December 2012	$3,000,000	($94,294)	($53,682)
5 Year, at 2.25%;
J.P. Morgan Chase and Co.
Ford Motor Company, 5 Year, at 6.90%	Sell	September 2012	480,000	(12,577)	(12,577)
Banc of America
Total Swaps				($106,871)	($66,259)

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

> Denotes step coupon bonds for which the current interest rate and next scheduled reset date are shown.

† Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

§ Denotes investments purchased on a when-issued or delayed delivery basis.

± Designated as cover for long settling trades as discussed in the Notes to Financial Statements.

‡ At December 31, 2007, $640,055 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts. In addition, $9,677,446 and $3,840,463 of investments were earmarked as collateral to cover open financial futures contracts and swap contracts, respectively.

≤ Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been determined to be liquid under the guidelines established by the Fund’s Board of Trustees and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2007, the value of these investments was $25,387,138 or 13.6% of total net assets.

≠ All or a portion of the loan is unfunded as discussed in item 2(T) of the Notes to Financial Statements.

!! The stated interest rate represents the weighted average of all contracts within the bank loan facility. Bank loans generally have rates of interest which are reset either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders. Bank loans often require prepayments from excess cash flows or allow the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. Therefore, the remaining maturity may be considerably less than the stated maturities shown.

Definitions:

ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S. depository bank.

REIT — Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.

TIPS — Treasury Inflation Protected Security.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$1,700,877
Gross unrealized depreciation	(11,038,505)

Net unrealized appreciation (depreciation)	($9,337,628)
Cost for federal income tax purposes	$213,043,976

The accompanying Notes to Financial Statements are an integral part of this schedule.

24

Thrivent Mutual Funds
Statement of Assets and Liabilities

		Diversified
	Real Estate	Income
As of December 31, 2007	Securities Fund	Plus Fund

Assets
Investments at cost	$132,177,884	$212,443,276
Investments in securities at market value	89,430,082	182,880,886
Investments in affiliates at market value	37,685,177	20,825,462

Investments at Market Value	127,115,259	203,706,348

Cash	1,020	—
Dividends and interest receivable	789,515	1,811,135
Prepaid expenses	1,042	1,202
Receivable for investments sold	421,433	7,803,576
Receivable for fund shares sold	111,023	137,127
Receivable for forward contracts	79,050	—
Receivable for variation margin	—	8,937

Total Assets	128,518,342	213,468,325

Liabilities
Accrued expenses	20,465	59,700
Notes payable and other debt	—	25,388
Payable for investments purchased	834,213	10,297,586
Payable upon return of collateral for securities loaned	37,685,177	15,434,201
Payable for fund shares redeemed	58,063	118,855
Payable for variation margin	—	8,113
Payable for forward contracts	79,533	—
Swap agreements, at value	—	106,871
Payable to affiliate	65,171	123,115
Mortgage dollar roll deferred revenue	—	1,343

Total Liabilities	38,742,622	26,175,172

Net Assets
Capital stock (beneficial interest)	96,824,236	223,401,078
Accumulated undistributed net investment income/(loss)	(12,199)	234,705
Accumulated undistributed net realized gain/(loss)	(1,973,538)	(27,572,644)
Net unrealized appreciation/(depreciation) on:
Investments	(5,062,625)	(8,736,928)
Futures contracts	—	33,201
Swap agreements	—	(66,259)
Foreign currency forward contracts	(484)	—
Foreign currency transactions	330	—

Total Net Assets	$89,775,720	$187,293,153

Class A Share Capital	$14,597,344	$175,421,407
Shares of beneficial interest outstanding (Class A)	1,382,878	27,090,409
Net asset value per share	$10.56	$6.48
Maximum public offering price	$11.17	$6.79

Class B Share Capital	$—	$2,274,952
Shares of beneficial interest outstanding (Class B)	—	351,573
Net asset value per share	$—	$6.47

Institutional Class Share Capital	$75,178,376	$9,596,794
Shares of beneficial interest outstanding (Institutional Class Shares)	7,120,415	1,484,311
Net asset value per share	$10.56	$6.47

The accompanying Notes to Financial Statements are an integral part of this schedule.

25

Thrivent Mutual Funds
Statement of Operations

		Diversified
	Real Estate	Income
For the year ended December 31, 2007	Securities Fund	Plus Fund

Investment Income
Dividends	$1,973,060	$2,765,135
Taxable interest	68,292	7,201,935
Income from mortgage dollar rolls	—	25,493
Income from securities loaned	51,655	120,198
Income from affiliated investments	71,784	523,341
Foreign dividend tax withholding	(10,658)	(437)

Total Investment Income	2,154,133	10,635,665

Expenses
Adviser fees	659,948	1,022,485
Accounting and pricing fees	21,798	42,689
Administrative service fees	16,499	37,181
Audit and legal fees	16,497	18,802
Custody fees	24,089	27,834
Distribution expenses Class A	64,117	430,027
Distribution expenses Class B	—	27,723
Insurance expenses	4,208	4,832
Printing and postage expenses Class A	20,732	74,797
Printing and postage expenses Class B	—	4,493
Printing and postage expenses Institutional Class Shares	1,153	1,195
SEC and state registration expenses	27,574	55,747
Transfer agent fees Class A	63,086	224,922
Transfer agent fees Class B	—	11,318
Transfer agent fees Institutional Class Shares	249	2,142
Trustees’ fees	3,777	9,055
Other expenses	10,879	9,139

Total Expenses Before Reimbursement	934,606	2,004,381

Less:
Reimbursement from adviser	(187,836)	(337,904)
Custody earnings credit	(789)	(4,681)

Total Net Expenses	745,981	1,661,796

Net Investment Income/(Loss)	1,408,152	8,973,869

Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	1,241,297	1,744,098
Written option contracts	—	12,188
Futures contracts	—	241,288
Foreign currency transactions	(14,431)	—
Swap agreements	—	(346,030)
Change in net unrealized appreciation/(depreciation) on:
Investments	(16,989,308)	(13,867,703)
Futures contracts	—	(2,670)
Foreign currency forward contracts	(484)	—
Foreign currency transactions	330	—
Swap agreements	—	(66,259)

Net Realized and Unrealized Gains/(Losses)	(15,762,596)	(12,285,088)

Net Increase/(Decrease) in Net Assets Resulting
From Operations	$(14,354,444)	$(3,311,219)

The accompanying Notes to Financial Statements are an integral part of this schedule.

26

Thrivent Mutual Funds
Statement of Changes in Net Assets

	Real Estate
	Securities Fund

For the periods ended	12/31/2007	12/31/2006

Operations
Net investment income/(loss)	$1,408,152	$1,097,026
Net realized gains/(losses) on:
Investments	1,241,297	1,557,584
Foreign currency transactions	(14,431)	(6,328)
Change in net unrealized appreciation/(depreciation) on:
Investments	(16,989,308)	11,225,103
Foreign currency forward contracts	(484)	—
Foreign currency transactions	330	—

Net Change in Net Assets Resulting
From Operations	(14,354,444)	13,873,385

Distributions to Shareholders
From net investment income	(1,566,394)	(1,178,158)
From net realized gains	(2,841,093)	(1,630,889)
From return of capital	(57,298)	(195,501)

Total Distributions to Shareholders	(4,464,785)	(3,004,548)

Capital Stock Transactions	37,013,257	35,814,716

Net Increase/(Decrease) in Net Assets	18,194,028	46,683,553

Net Assets, Beginning of Period	71,581,692	24,898,139

Net Assets, End of Period	$89,775,720	$71,581,692

	Diversified Income
	Plus Fund

For the periods ended	12/31/2007	12/31/2006(a)	10/31/2006

Operations
Net investment income/(loss)	$8,973,869	$1,126,327	$8,231,672
Net realized gains/(losses) on:
Investments	1,744,098	1,683,435	2,948,783
Written option contracts	12,188	—	—
Futures contracts	241,288	11,487	65,497
Swap agreements	(346,030)	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	(13,867,703)	2,052,092	2,568,745
Futures contracts	(2,670)	51,632	(15,761)
Swap agreements	(66,259)	—	—

Net Change in Net Assets Resulting
From Operations	(3,211,219)	4,924,973	13,798,936

Distributions to Shareholders
From net investment income	(9,156,389)	(1,138,483)	(8,376,527)

Total Distributions to Shareholders	(9,156,389)	(1,138,483)	(8,376,527)

Capital Stock Transactions	50,986,029	12,800,379	(5,873,154)

Net Increase/(Decrease) in Net Assets	38,518,421	16,586,869	(450,745)

Net Assets, Beginning of Period	148,774,732	132,187,863	132,638,608

Net Assets, End of Period	$187,293,153	$148,774,732	$132,187,863

(a) For the period from November 1, 2006 through December 31, 2006.

The accompanying Notes to Financial Statements are an integral part of this schedule.

27

NOTES TO FINANCIAL STATEMENTS
As of December 31, 2007

(1) ORGANIZATION

Thrivent Mutual Funds (the “Trust”) was organized as a Massachusetts Business Trust on March 10, 1987 and is registered as an open-end management investment company under the Investment Company Act of 1940. The Trust is divided into twenty-nine separate series (the “Fund(s)”), each with its own investment objective and policies. The Trust currently consists of four allocation funds, seventeen equity funds, two hybrid funds, five fixed-income funds, and one money market fund. The Trust commenced operations on July 16, 1987.

This annual report includes Thrivent Real Estate Securities Fund and Thrivent Diversified Income Plus Fund, two of the Trust’s twenty-nine Funds. The other Funds of the Trust are presented under a separate annual report.

The Trust consists of three classes of shares: Class A, Class B and Institutional Class. The three classes of shares differ principally in their respective distribution expenses and arrangements. Class A shares generally have a 0.25% annual 12b-1 fee and a maximum front-end sales load of 5.50% for equity funds and 4.50% for fixed-income funds. Class B shares were offered at net asset value and generally have a 1.00% annual 12b-1 fee. In addition, Class B shares have a maximum deferred sales charge of 5.00% . The deferred sales charge declines by 1.00% per year through the fifth year. Class B shares convert to Class A shares at the end of the fifth year. Institutional Class shares are offered at net asset value and have no annual 12b-1 fees. All three classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Effective October 16, 2004, the Trust no longer offers Class B shares for sale. Diversified Income Plus Fund has all three classes of shares. Real Estate Securities Fund offers Class A and Institutional Class shares.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that provide general damage clauses. The Trust’s maximum exposure under these contracts is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects the risk of loss to be remote.

(2) SIGNIFICANT ACCOUNTING POLICIES

(A) Valuation of Investments — Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day unless otherwise stated below. Over-the-counter securities and listed securities for which no price is readily available are valued at the current bid price considered best to represent the value at that time. Security prices are based on quotes that are obtained from an independent pricing service approved by the Board of Trustees. The pricing service, in determining values of fixed-income securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Exchange listed options and futures contracts are valued at the last quoted sales price. Short-term securities with maturities of 60 days or less are valued at amortized cost. Mutual Funds are valued at the net asset value at the close of each business day.

All securities for which market values are not readily available or deemed unreliable are appraised at fair value as determined in good faith under the direction of the Board of Trustees. As of December 31, 2007, there were no securities valued at fair value in either of the Real Estate or Diversified Income Plus Funds’ net assets.

Fair Valuation of International Securities — Because many foreign markets close before the U.S. markets, events may occur between the close of the foreign market and the close of the U.S. market that could have a material impact on the valuation of foreign securities. The Funds, under the supervision of the Board of Trustees, evaluates the impacts of these events and may adjust the valuation of foreign securities to reflect the fair value as of the close of the U.S. markets. The Board of Trustees has authorized the investment adviser to make fair valuation determinations pursuant to policies approved by the Board of Trustees.

(B) Foreign Currency Translation — The accounting records of each Fund are maintained in U.S. dollars. Securities and other assets and liabilities that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rates of exchange.

28

Notes to Financial Statements
December 31, 2007

Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Net realized and unrealized currency gains and losses are recorded from sales of foreign currency, exchange gains or losses between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

For federal income tax purposes, the Funds treat the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the changes in foreign exchange rates between the trade date and settlement date as ordinary income.

(C) Foreign Currency Contracts — In connection with purchases and sales of securities denominated in foreign currencies, the Funds may enter into forward currency contracts. Additionally, the Funds may enter into such contracts to hedge certain other foreign currency denominated investments. These contracts are recorded at market value and the related realized and unrealized foreign exchange gains and losses are included in the Statement of Operations. In the event that counterparties fail to settle these forward contracts, the Funds could be exposed to foreign currency fluctuations. Foreign currency contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time a forward contract is closed. During the year ended December 31, 2007, Real Estate Securities Fund engaged in this type of investment.

(D) Foreign Denominated Investments — Foreign denominated assets and currency contracts may involve more risks than domestic transactions including currency risk, political and economic risk, regulatory risk, and market risk. Certain Funds may also invest in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

(E) Federal Income Taxes — No provision has been made for federal income taxes because each Fund’s policy is to qualify as regulated investment companies under the Internal Revenue Code and distribute substantially all taxable income on a timely basis. It is also the intention of the Funds to distribute an amount sufficient to avoid imposition of any federal excise tax. The Funds, accordingly, anticipate paying no federal taxes and no federal tax provision was recorded. Each Fund is treated as a separate taxable entity for federal income tax purposes. Certain Funds may utilize earnings and profits distributed to shareholders on the redemption of shares as part of the dividend paid deduction.

(F) Income and Expenses — Estimated expenses are accrued daily. The Funds are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to a Fund are allocated among all appropriate Funds in proportion to their respective net assets, number of shareholder accounts or other reasonable basis. Net investment income, expenses which are not class-specific, and realized and unrealized gains and losses are allocated directly to each class based upon the relative net asset value of outstanding shares.

Interest income is accrued daily and is determined on the basis of interest or discount earned on all debt securities, including accretion of market discount and original issue discount and amortization of premium. Dividend income is recorded on the ex-dividend date. For preferred stock payment-in-kind securities, income is recorded on the ex-dividend date in the amount of the value received.

(G) Custody Earnings Credit — The Funds have a deposit arrangement with the custodian whereby interest earned on uninvested cash balances is used to pay a portion of custodian fees. This deposit arrangement is an alternative to overnight investments.

(H) Distributions to Shareholders — Net investment income is distributed to each shareholder as a dividend. Dividends from Real Estate Securities Fund are declared and paid quarterly. Dividends from Diversified Income Plus Fund are declared and paid monthly. Additionally, it is possible that such dividends may be reclassified as return of capital or capital gains after year end. Such determination cannot be made until tax information is received from the real estate investments of the Fund. Net realized gains from securities transactions, if any, are distributed at least annually.

29

Notes to Financial Statements
December 31, 2007

(I) Options — The Funds may buy put and call options and write put and covered call options. The Funds intend to use such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements in security prices or interest rates. Option contracts are valued daily and unrealized appreciation or depreciation is recorded. The Funds will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds upon sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid. The writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. Risks of loss may exceed amounts recognized on the Statements of Assets and Liabilities. During the year ended December 31, 2007, Diversified Income Plus Fund engaged in this type of investment.

(J) Financial Futures Contracts — The Funds may use futures contracts to manage the exposure to interest rate and market fluctuations. Gains or losses on futures contracts can offset changes in the yield of securities. When a futures contract is opened, cash or other investments equal to the required “initial margin deposit” are held on deposit with and pledged to the broker. Additional securities held by the Funds may be earmarked as collateral for open futures contracts. The futures contract’s daily change in value (“variation margin”) is either paid to or received from the broker, and is recorded as an unrealized gain or loss. When the contract is closed, the realized gain or loss is recorded equal to the difference between the value of the contract when opened and the value of the contract when closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. During the year ended December 31, 2007, Diversified Income Plus Fund engaged in this type of investment.

(K) Swap Agreements — Certain Funds enter into swap transactions, which involve swapping one or more investment characteristics of a security or a basket of securities with another party. Such transactions include market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk and may involve commissions or other costs. Swaps generally do not involve delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is generally limited to the net amount of payments that the Fund is contractually obligated to make, or in the case of the counterparty defaulting, the net amount of payments that the Fund is contractually entitled to receive. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The contracts are valued daily and unrealized appreciation or depreciation is recorded. Periodic payments and receipts and payments received or made as a result of a credit event or termination of the contract are recognized as realized gains or losses on the Statement of Operations. Collateral, in the form of cash or securities, may be required to be held with the Trust’s custodian, or third party, in connection with these agreements.

Credit Default Swaps — A credit default swap is an agreement between two parties to exchange the credit risk of a particular issuer, basket of securities or reference entity. In a credit default swap transaction, a buyer pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. The seller collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity. A buyer of a credit default swap is said to buy protection whereas a seller of a credit default swap is said to sell protection. The Funds may be either the protection seller or the protection buyer. During the year ended December 31, 2007, Diversified Income Plus Fund engaged in this type of investment.

Total Rate of Return Swaps — A total rate of return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset plus any capital gains and losses over the payment period. The underlying asset is typically an index, loan or a basket of assets. Total rate of return swaps provide the Funds with the additional flexibility of gaining exposure to a market or securities index by using the most cost-effective vehicle available. During the year ended December 31, 2007, Diversified Income Plus Fund engaged in this type of investment.

Interest Rate Swaps — An interest rate swap is an agreement between two parties to exchange cash flows based on the difference between two interest rates. Typically, one party pays

30

Notes to Financial Statements
December 31, 2007

(2) SIGNIFICANT ACCOUNTING
POLICIES — continued

a fixed-rate for a specific period while the other pays a variable-rate based on an underlying index for the same period. Interest rate swaps allow the Funds to manage exposure to interest rate fluctuations. During the year ended December 31, 2007, neither Fund engaged in this type of investment.

(L) Mortgage Dollar Roll Transactions — Certain Funds enter into dollar roll transactions on securities issued or to be issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, in which the Funds sell mortgage securities and simultaneously agree to repurchase similar (same type, coupon, and maturity) securities at a later date at an agreed upon price. During the period between the sale and repurchase, the Funds forgo principal and interest paid on the mortgage securities sold. The Funds are compensated from negotiated fees paid by brokers offered as an inducement to the Funds to “roll over” their purchase commitments. These fees are recognized over the roll period and are included in Income from mortgage dollar rolls in the Statement of Operations. During the year ended December 31, 2007, Diversified Income Plus Fund engaged in this type of transaction.

(M) Securities Lending — The Trust had previously entered into a Securities Lending Agreement with State Street Bank and Trust Company (“State Street Bank”) and, as of April 27, 2007, entered into a similar agreement with Dresdner Bank AG (each, an “Agreement”). Each Agreement authorizes the applicable lender to lend securities to authorized borrowers on behalf of the Funds. Pursuant to each Agreement, all loaned securities are collateralized by cash equal to at least 102% of the value of the loaned securities. All cash collateral received is invested in Thrivent Financial Securities Lending Trust. Amounts earned on investments in Thrivent Financial Securities Lending Trust, net of rebates and other securities lending expenses, are included in Income from securities loaned on the Statement of Operations. As payment for its services, each lender receives a portion of the fee income and earnings on the collateral. By investing any cash collateral it receives in these transactions, a Fund could realize additional gains or losses. If the borrower fails to return the securities and the invested collateral has declined in value, the Fund could lose money. The Agreement with State Street Bank granted and transferred to State Street Bank a lien upon collateralized assets in the possession of State Street Bank.

As of December 31, 2007, Real Estate Securities Fund and Diversified Income Plus Fund had $36,927,306 and $14,574,254 of securities on loan with Dresdner Bank AG, respectively.

(N) When-Issued and Delayed Delivery Transactions — The Funds may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, a Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Fund may dispose of a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed delivery basis, a Fund does not participate in future gains and losses with respect to the security.

(O) Treasury Inflation Protected Securities — Certain Funds may invest in treasury inflation protected securities (TIPS). These securities are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate is generally fixed at issuance. Interest is paid based on the principal value, which is adjusted for inflation. Any increase in the principal amount will be included as taxable interest in the Statement of Operations and received upon maturity or sale of the security. During the year ended December 31, 2007, Diversified Income Plus Fund engaged in this type of transaction.

(P) Equity-Linked Structured Securities — Certain Funds may invest in equity-linked structured notes. Equity-linked structured notes are debt securities which combine the characteristics of common stock and the sale of an option. The return component is based upon the performance of a single equity security, a basket of equity securities, or an equity index and the sale of an option which is recognized as income. There is no guaranteed return of principal with these securities. The appreciation potential of these securities may be limited by a maximum payment or call right and can be influenced by many unpredictable factors. During the year ended December 31, 2007, Diversified Income Plus Fund engaged in this type of transaction.

31

Notes to Financial Statements
December 31, 2007

(Q) Credit Risk — The Funds may be susceptible to credit risk to the extent an issuer or counter party defaults on its payment obligation. The Funds’ policy is to monitor the creditworthiness of issuers. Interest receivables on defaulted securities are monitored for ability to collect payments in default and are adjusted accordingly.

(R) Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(S) Loss Contingencies — Thrivent Diversified Income Plus Fund is a defendant in an adversary action filed on July 7, 2004, by the Official Committee of Asbestos Claimants of G-I Holdings Inc. (G-I) against prior and current holders of secured debt of Building Materials Corp. of America (BMCA), a wholly owned subsidiary of G-I. The suit seeks to recover the value of assets G-I transferred to BMCA that later served as collateral for BMCA’s Debt. The Fund at one time held secured notes in the amount of $1,650,000 and, if the plaintiffs are successful, it is reasonably possible that the Fund will be required to pay damages in some amount. This loss contingency has not been accrued as a liability because the amount of potential damages and the likelihood of loss cannot be reasonably estimated.

(T) Unfunded Loan Commitment — Certain Funds may enter into loan commitments, all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion.

(U) Recent Accounting Pronouncements — In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 — Accounting for Uncertainty in Income Taxes (FIN 48), an interpretation of FASB Statement 109 that requires additional tax disclosures and the tax effects of certain income tax positions, whether on previously filed tax returns or those expected to be taken on future returns. These positions must meet a “more likely than not” standard that, based on the technical merits, they have a more than 50 percent likelihood of being sustained upon examination. In evaluating whether a tax position has met the more-likely-than-not recognition threshold, management of the Trust must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information. The Funds adopted the provisions of FIN 48 on June 29, 2007, the extended required implementation date set by the U.S. Securities and Exchange Commission for mutual funds.

FIN 48 requires management of the Trust to analyze all open tax years, as defined by statute of limitations, for all major jurisdictions. Open tax years are those that are open for exam by taxing authorities. Major jurisdictions for the Fund’s include Federal, Minnesota, Wisconsin as well as certain foreign countries. As of December 31, 2007, open Federal and Minnesota tax years include the tax years ended December 31, 2004 through 2007. Additionally, as of December 31, 2007, the December 31, 2003 tax year is open for Wisconsin. The Funds have no examinations in progress and none are expected at this time.

As of December 31, 2007, management of the Trust has reviewed all open tax years and major jurisdictions and concluded that the adoption of FIN 48 resulted in no effect to the Fund’s tax liability, financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits related to uncertain income tax positions taken or expected to be taken in future tax returns. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

Additionally, in September 2006, the FASB issued FASB Statement No. 157 — Fair Value Measurements (FAS 157). The objective of the statement is to improve the consistency and comparability of fair value measurements used in financial reporting. FAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management of the Trust is currently evaluating the impact that FAS 157 will have on the Trust’s financial statements.

(V) Other — For financial statement purposes, investment security transactions are accounted for on the trade date. Realized gains and losses from investment transactions are determined on a specific cost identification basis, which is the same basis used for federal income tax purposes.

32

Notes to Financial Statements
December 31, 2007

(3) FEES AND COMPENSATION PAID TO AFFILIATES

(A) Investment Advisory Fees — The Trust has entered into an Investment Advisory Agreement with Thrivent Asset Management, LLC (“Thrivent Asset Mgt.” or the “Adviser”). Thrivent Asset Mgt. is a wholly owned subsidiary of Thrivent Life Insurance Company. Under the Investment Advisory Agreement, each of the Funds pays a fee for investment advisory services. The fees are accrued daily and paid monthly. The annual rates of fees as a percent of average daily net assets under the Investment Advisory Agreement were as follows:

Real Estate Securities Fund
First $500 million	0.80%
Over $500 million	0.75%

Diversified Income Plus Fund	0.55%

The Adviser has contractually agreed, through at least February 28, 2008, to reimburse expenses to limit expenses to 1.25% and 1.06% of the average daily net assets of the Real Estate Securities Fund Class A and Institutional Class shares, respectively.

The Adviser has contractually agreed, through at least February 28, 2008, to reimburse expenses by 0.16% of the average daily net assets of Diversified Income Plus Fund.

As of October 15, 2004, Diversified Income Plus Fund Class B shares net operating expenses are limited to 2.30% of daily net assets of Class B shares. The reimbursement will be in effect as long as assets remain in the Class B shares.

The Funds may invest cash in Thrivent Money Market Fund, subject to certain limitations. These related-party transactions are subject to the same terms as non-related party transactions except that, to avoid duplicate investment advisory fees, Thrivent Asset Mgt. reimburses an amount equal to the smaller of the amount of the advisory fee for the Fund or the amount of the advisory fee, which is charged to the Fund for its investment in Thrivent Money Market Fund.

(B) Distribution Plan — Thrivent Investment Management, Inc. (“Thrivent Investment Mgt.”) is also the Trust’s distributor. The Trust has adopted a Distribution Plan (“the Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Class A shares generally have a Rule 12b-1 fee of 0.25% of average net assets. Class B shares generally have a Rule 12b-1 fee of 1.00% of average net assets.

(C) Sales Charges and Other Fees — For the year ended December 31, 2007, Thrivent Investment Mgt. received $920,302 of aggregate underwriting concessions from the sales of the Trust’s Class A and Class B shares and aggregate deferred sales charges of $939 from redemptions of Class A and Class B shares. Sales charges are not an expense of the Trust and are not reflected in the financial statement of any of the Funds.

The Trust has entered into an accounting services agreement with Thrivent Asset Mgt. pursuant to which Thrivent Asset Mgt. provides certain accounting personnel and services. For the year ended December 31, 2007, Thrivent Asset Mgt. received aggregate fees for accounting personnel and services of $47,004 from the Funds.

The Trust has entered into an agreement with Thrivent Asset Mgt. to provide certain administrative personnel and services to the Funds. For the year ended December 31, 2007, Thrivent Asset Mgt. received aggregate fees for administrative services of $53,680 from the Funds.

The Trust has entered into an agreement with Thrivent Financial Investor Services, Inc. (“Thrivent Investor Services”) to provide the Funds with transfer agent services. For the year ended December 31, 2007, Thrivent Investor Services received aggregate fees for transfer agent services of $304,496 from the Funds.

Each Trustee is eligible to participate in a deferred compensation plan with respect to fees received from the Funds. Participants in the plan may designate their deferred Trustee’s fees as if invested in any one of the portfolios of Thrivent Mutual Funds. The value of each Trustee’s deferred compensation account will increase or decrease as if it were invested in shares of the selected portfolio of Thrivent Mutual Funds. The deferred fees remain in the appropriate fund until distribution in accordance with the plan. The deferred fee liability is an unsecured liability.

Those Trustees not participating in the above plan received $4,940 in fees from the Funds for the year ended December 31, 2007. No remuneration has been paid by the Trust to any of the officers or affiliated Trustees of the Trust. In addition, the Trust reimbursed unaffiliated Trustees for reasonable expenses incurred in relation to attendance of meetings and industry conferences.

Certain officers and non-independent trustees of the Fund are officers and directors of Thrivent Asset Mgt., Thrivent Investment Mgt. and Thrivent Investor Services; however, they receive no compensation from the Funds.

33

Notes to Financial Statements
December 31, 2007

(D) Indirect Expenses — Some Funds invest in other mutual funds. Fees and expenses of those underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the annualized weighted average expense ratio for the underlying funds in which it invests.

(4) TAX INFORMATION

Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications.

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows [Increase (Decrease)]:

	Accumulated	Accumulated
	Net Investment	Net Realized	Capital
Fund	Gain/(Loss)	Income/(Loss)	Stock

Real Estate Securities	$147,935	$ (147,935)	$ —
Diversified Income Plus	(74,181)	31,967,799	(31,893,618)

At December 31, 2007, the components of distributable earnings on a tax basis were as follows:

	Undistributed	Undistributed
	Ordinary	Long-Term
Fund	Income	Capital Gain

Diversified Income Plus	$286,096	$—

At December 31, 2007, Thrivent Diversified Income Plus Fund had accumulated net realized capital loss carryovers expiring as follows:

	Capital Loss	Expiration
Fund	Carryover	Year

Diversified Income Plus	$14,003,544	2008
	12,668,032	2009
	324,797	2011
	————————
	$26,996,373
	==============

To the extent that this Fund realizes future net capital gains, taxable distributions will be reduced by any unused capital loss carryovers as permitted by the Internal Revenue Code.

The following capital loss carryover was utilized during 2007: Thrivent Diversified Income Plus Fund, $2,071,732. In addition, the following capital loss carryover expired during 2007: Thrivent Diversified Income Plus Fund, $31,893,618.

The tax character of distributions paid during the years ended December 31, 2007, and December 31, 2006, was as follows:

	Ordinary Income		Long-Term Capital Gain		Return of Capital
Fund	12/31/07	12/31/06	12/31/07	12/31/06	12/31/07	12/31/06

Real Estate Securities	$1,917,994	$1,881,430	$2,489,493	$927,617	$57,298	$195,501

		Ordinary Income
	12/31/07	12/31/06(a)	10/31/06

Diversified Income Plus	$9,156,389	$1,138,483	$8,376,527

(a) From November 1, 2006 through December 31, 2006.

(5) DISTRIBUTIONS BY CLASS

Net investment income and net realized gain distributions by class for the Funds were as follows:

	Net Investment	Net Realized
	Income	Gains

Real Estate Securities Fund
Class A Shares
Year ended December 31, 2007	$438,619	$466,993
Year ended December 31, 2006	355,518	553,751

Institutional Class Shares
Year ended December 31, 2007	1,127,775	2,374,100
Year ended December 31, 2006	822,640	1,077,138

	Net Investment	Net Realized
	Income	Gains

Diversified Income Plus Fund
Class A Shares
Year ended December 31, 2007	$8,453,093	$—
Period ended December 31, 2006 (a)	1,061,942	—
Year ended October 31, 2006	7,897,336	—

Class B Shares
Year ended December 31, 2007	102,833	—
Period ended December 31, 2006 (a)	18,633	—
Year ended October 31, 2006	207,527	—

Institutional Class Shares
Year ended December 31, 2007	600,463	—
Period ended December 31, 2006 (a)	57,908	—
Year ended October 31, 2006	271,664	—

(a) For the period from November 1, 2006, to December 31, 2006.

34

Notes to Financial Statements
December 31, 2007

(5) DISTRIBUTIONS BY CLASS — continued

Distributions from Real Estate Securities Fund to shareholders, by class, for the year ended December 31, 2007, were $12,542 and $44,756 from return of capital for Class A and Institutional Class, respectively, and for the year ended December 31, 2006, were $66,807 and $128,694 from return of capital for Class A and Institutional Class, respectively.

(6) SECURITY TRANSACTIONS

(A) Purchases and Sales of Investment Securities — For the year ended December 31, 2007, the cost of purchases and the proceeds from sales of investment securities other than U.S. Government and short-term securities were as follows:

	In thousands

Fund	Purchases	Sales

Real Estate Securities	$ 94,846	$ 61,350
Diversified Income Plus	271,450	219,913

Purchases and sales of U.S. Government securities were:

	In thousands

Fund	Purchases	Sales

Diversified Income Plus	$78,752	$76,520

(B) Investments in Restricted Securities — Certain Funds may own restricted securities that were purchased in private placement transactions without registration under the Securities Act of 1933 and are not liquid. Unless such securities subsequently become registered, they generally may be resold only in privately negotiated transactions with a limited number of purchasers. Currently no Funds hold such securities. The Funds have no right to require registration of unregistered securities.

(C) Investments in High-Yielding Securities — The Funds may invest in high-yielding securities. These securities will typically be in the lower rating categories or will be non-rated and generally will involve more risk than securities in the higher rating categories. Lower rated or unrated securities are more likely to react to developments affecting market risk and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

(D) Investments in Options and Futures Contracts — The movement in the price of the security underlying an option or futures contract may not correlate perfectly with the movement in the prices of the portfolio securities being hedged. A lack of correlation could render the Fund’s hedging strategy unsuccessful and could result in a loss to the Fund. In the event that a liquid secondary market would not exist, the Fund could be prevented from entering into a closing transaction, which could result in additional losses to the Fund.

(E) Written Option Contracts — The number of contracts and premium amounts associated with call option contracts written during the year ended December 31, 2007, were as follows:

Diversified Income Plus

	Number of	Premium
	Contracts	Amount

Balance at January 1, 2007	—	$ —
Opened	20	35,293
Closed	—	—
Expired	(7)	(12,188)
Exercised	(13)	(23,105)
	————————	————————
Balance at December 31, 2007	—	$ —
	==============	==============

(7) INVESTMENTS IN AFFILIATES

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund. A summary of transactions for the year ended December 31, 2007, in Thrivent Money Market Fund, is as follows:

	Gross	Gross	Balance of		Dividend Income
	Purchases and	Sales and	Shares Held	Value	Year Ending
Fund	Additions	Reductions	December 31, 2007	December 31, 2007	December 31, 2007

Real Estate Securities	$31,223,305	$33,724,879	—	$ —	$ 71,784
Diversified Income Plus	46,554,317	45,078,234	5,391,261	5,391,261	523,341
Total Value and Dividend Income				$5,391,261	$595,125

35

Notes to Financial Statements
December 31, 2007

A summary of transactions for the year ended December 31, 2007, in Thrivent Financial Securities Lending Trust, is as follows:

	Gross	Gross	Balance of
	Purchases and	Sales and	Shares Held	Value
Fund	Additions	Reductions	December 31, 2007	December 31, 2007

Real Estate Securities	$158,633,738	$131,344,536	37,685,177	$ 37,685,177
Diversified Income Plus	138,570,571	161,288,154	15,434,201	15,434,201
Total Value				$53,119,378

(8) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Funds are permitted to purchase or sell securities from or to certain other Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2007, Diversified Income Plus Fund engaged in purchases and sales of securities of $3,134,013 and $150,150, respectively.

(9) RELATED PARTY TRANSACTIONS

As of December 31, 2007, related parties held 582,724, or 6.9%, of Real Estate Securities Fund’s outstanding shares and 1,873,010, or 6.5%, of Diversified Income Plus Fund’s outstanding shares.

(10) SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trust to issue an unlimited number of full and fractional shares of beneficial interest of the Fund. Transactions in Fund shares for the periods indicated below were as follows:

		Real Estate Securities Fund

	Class A		Institutional Class

Year Ended December 31, 2007	Shares	Amount	Shares	Amount
	————————	————————	————————	————————
Sold	827,738	$ 11,356,417	4,900,974	$ 58,649,632
Dividends and distributions reinvested	78,581	905,901	319,092	3,533,685
Redeemed	(1,344,756)	(16,507,557)	(1,641,498)	(20,924,821)
	————————	————————	————————	————————
Net Change	(438,437)	$ (4,245,239)	3,578,568	$ 41,258,496
	==============	==============	==============	==============

Year Ended December 31, 2006

Sold	936,037	$ 11,367,812	3,125,197	$ 37,459,765
Dividends and distributions reinvested	75,048	963,216	158,329	2,028,641
Capital contribution from adviser	—	31,439	—	49,849
Redeemed	(145,707)	(1,797,728)	(1,175,056)	(14,288,278)
	————————	————————	————————	————————
Net Change	865,378	$ 10,564,739	2,108,470	$ 25,249,977
	==============	==============	==============	==============

36

Notes to Financial Statements
December 31, 2007

(10) SHARES OF BENEFICIAL INTEREST — continued

			Diversified Income Plus Fund

	Class A		Class B		Institutional Class

Year Ended December 31, 2007	Shares	Amount	Shares	Amount	Shares	Amount
	————————	————————	————————	————————	————————	————————
Sold	11,447,788	$ 78,737,275	37,737	$ 260,532	1,303,372	$ 8,959,691
Dividends and distributions reinvested	989,643	6,685,573	13,215	89,448	75,520	508,716
Redeemed	(5,502,709)	(37,226,260)	(140,980)	(956,300)	(907,488)	(6,072,646)
	————————	————————	————————	————————	————————	————————
Net Change	6,934,722	$ 48,196,588	(90,028)	$ (606,320)	471,404	$ 3,395,761
	==============	==============	==============	==============	==============	==============

Period Ended December 31, 2006 (a)

Sold	2,202,970	$ 15,030,302	12,953	$ 87,907	169,013	$ 1,152,549
Dividends and distributions reinvested	117,547	806,470	2,263	15,526	5,788	39,714
Redeemed	(584,365)	(3,987,392)	(26,614)	(181,048)	(24,148)	(163,649)
	————————	————————	————————	————————	————————	————————
Net Change	1,736,152	$ 11,849,380	(11,398)	$ (77,615)	150,653	$ 1,028,614
	==============	==============	==============	==============	==============	==============

Year Ended October 31, 2006

Sold	4,306,685	$ 28,014,839	17,526	$ 113,372	610,182	$ 3,981,168
Dividends and distributions reinvested	857,313	5,538,631	24,164	155,968	24,610	159,237
Redeemed	(6,139,059)	(39,536,691)	(227,488)	(1,463,782)	(437,305)	(2,835,896)
	————————	————————	————————	————————	————————	————————
Net Change	(975,061)	$ (5,983,221)	(185,798)	$ (1,194,442)	197,487	$ 1,304,509
	==============	==============	==============	==============	==============	==============

(a) For the period from November 1, 2006 through December 31, 2006.

37

	Thrivent Mutual Funds										Thrivent Mutual Funds
	Financial Highlights										Financial Highlights — continued

	F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D(a)											R A T I O S / S U P P L E M E N T A L D A T A

														Ratios to Average
														Net Assets Before Expenses
						Less Distributions						Ratios to Average Net		Waived, Credited or Paid
		Income from Investment Operations				from						Assets(d)		Indirectly(d)

	Net Asset		Net Realized			Net			Net Asset
	Value,	Net	and Unrealized	Total from	Net	Realized			Value,		Net Assets		Net		Net	Portfolio
	Beginning	Investment	Gain/(Loss) on	Investment	Investment	Gain on	Return of	Total	End of	Total	End of Period		Investment		Investment	Turnover
	of Period	Income/(Loss)	Investments(b)	Operations	Income	Investments	Capital	Distributions	Period	Return(c)	(in millions)	Expenses	Income/(Loss)	Expenses	Income (Loss)	Rate

REAL ESTATE SECURITIES FUND
Class A Shares
Year Ended 12/31/2007	$13.34	$0.12	$(2.34)	$(2.22)	$(0.20)	$(0.35)	$(0.01)	$(0.56)	$10.56	(16.84)%	$14.6	1.10%	1.24%	1.53%	0.81%	77%
Year Ended 12/31/2006	10.42	0.23	3.30	3.53	(0.26)	(0.31)	(0.04)	(0.61)	13.34	34.27%	24.3	0.48%	2.01%	1.60%	0.89%	70%
Period Ended 12/31/2005 (e)	10.00	0.11	0.48	0.59	(0.11)	(0.04)	(0.02)	(0.17)	10.42	5.90%	10.0	1.06%	2.30%	2.30%	1.07%	16%
Institutional Class Shares
Year Ended 12/31/2007	13.35	0.25	(2.43)	(2.18)	(0.25)	(0.35)	(0.01)	(0.61)	10.56	(16.59)%	75.2	0.82%	1.92%	0.95%	1.78%	77%
Year Ended 12/31/2006	10.42	0.31	3.29	3.60	(0.32)	(0.31)	(0.04)	(0.67)	13.35	34.96%	47.3	0.00%	2.51%	1.06%	1.45%	70%
Period Ended 12/31/2005 (e)	10.00	0.12	0.49	0.61	(0.13)	(0.04)	(0.02)	(0.19)	10.42	6.11%	14.9	0.31%	3.34%	1.61%	2.04%	16%

DIVERSIFIED INCOME PLUS FUND
Class A Shares
Year Ended 12/31/2007	6.88	0.32	(0.39)	(0.07)	(0.33)	—	—	(0.33)	6.48	(1.12)%	175.4	0.90%	4.82%	1.08%	4.64%	171%
Period Ended 12/31/2006 (f)	6.70	0.05	0.18	0.23	(0.05)	—	—	(0.05)	6.88	3.50%	138.8	1.08%	4.80%	1.25%	4.63%	16%
Year Ended 10/31/2006	6.41	0.43	0.29	0.72	(0.43)	—	—	(0.43)	6.70	11.77%	123.4	0.98%	6.66%	1.15%	6.49%	170%
Year Ended 10/31/2005	6.71	0.46	(0.27)	0.19	(0.49)	—	—	(0.49)	6.41	2.91%	124.3	0.95%	6.99%	1.13%	6.82%	57%
Period Ended 10/31/2004 (g)	6.54	0.22	0.18	0.40	(0.23)	—	—	(0.23)	6.71	6.32%	138.9	1.07%	6.82%	1.14%	6.75%	55%
Year Ended 4/30/2004	6.27	0.46	0.28	0.74	(0.47)	—	—	(0.47)	6.54	12.08%	135.1	1.10%	6.98%	1.10%	6.98%	91%
Year Ended 4/30/2003	6.19	0.50	0.08	0.58	(0.50)	—	—	(0.50)	6.27	10.59%	117.4	0.93%	8.72%	1.03%	8.62%	103%
Class B Shares
Year Ended 12/31/2007	6.88	0.26	(0.41)	(0.15)	(0.26)	—	—	(0.26)	6.47	(2.35)%	2.3	2.05%	3.67%	2.23%	3.49%	171%
Period Ended 12/31/2006 (f)	6.70	0.04	0.18	0.22	(0.04)	—	—	(0.04)	6.88	3.32%	3.0	2.17%	3.77%	2.34%	3.60%	16%
Year Ended 10/31/2006	6.41	0.37	0.29	0.66	(0.37)	—	—	(0.37)	6.70	10.64%	3.0	2.01%	5.75%	2.18%	5.58%	170%
Year Ended 10/31/2005	6.72	0.40	(0.28)	0.12	(0.43)	—	—	(0.43)	6.41	1.74%	4.1	1.95%	6.02%	2.12%	5.85%	57%
Period Ended 10/31/2004 (g)	6.54	0.19	0.19	0.38	(0.20)	—	—	(0.20)	6.72	5.95%	5.9	2.05%	5.84%	2.11%	5.78%	55%
Year Ended 4/30/2004	6.27	0.40	0.28	0.68	(0.41)	—	—	(0.41)	6.54	11.06%	6.1	2.01%	6.07%	2.01%	6.07%	91%
Year Ended 4/30/2003	6.19	0.45	0.08	0.53	(0.45)	—	—	(0.45)	6.27	9.61%	6.0	1.84%	7.81%	2.01%	7.64%	103%
Institutional Class Shares
Year Ended 12/31/2007	6.88	0.35	(0.40)	(0.05)	(0.36)	—	—	(0.36)	6.47	(0.78)%	9.6	0.51%	5.22%	0.69%	5.04%	171%
Period Ended 12/31/2006 (f)	6.70	0.05	0.19	0.24	(0.06)	—	—	(0.06)	6.88	3.59%	7.0	0.66%	5.15%	0.83%	4.98%	16%
Year Ended 10/31/2006	6.41	0.45	0.30	0.75	(0.46)	—	—	(0.46)	6.70	12.29%	5.8	0.54%	6.84%	0.72%	6.66%	170%
Year Ended 10/31/2005	6.71	0.49	(0.27)	0.22	(0.52)	—	—	(0.52)	6.41	3.36%	4.3	0.50%	7.42%	0.67%	7.25%	57%
Period Ended 10/31/2004 (g)	6.54	0.24	0.18	0.42	(0.25)	—	—	(0.25)	6.71	6.56%	4.3	0.61%	7.28%	0.68%	7.21%	55%
Year Ended 4/30/2004	6.27	0.48	0.29	0.77	(0.50)	—	—	(0.50)	6.54	12.56%	3.8	0.67%	7.41%	0.67%	7.41%	91%
Year Ended 4/30/2003	6.19	0.51	0.09	0.60	(0.52)	—	—	(0.52)	6.27	10.88%	3.3	0.67%	8.98%	0.67%	8.98%	103%

(a)	All per share amounts have been rounded to the nearest cent.	(d)	Computed on an annualized basis for periods less than one year.
(b)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of	(e)	Since inception, June 30, 2005.
	fund shares.	(f)	For the period from November 1, 2006 to December 31, 2006.
(c)	Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.	(g)	For the period from May 1, 2004 to October 31, 2004.

The accompanying Notes to Financial Statements are an integral part of this schedule.	The accompanying Notes to Financial Statements are an integral part of this schedule.

38	39

Additional Information
(unaudited)

Shareholder Notification of Federal Tax Information (unaudited)

The following information is provided solely to satisfy the requirements set forth by the Internal Revenue Code. Shareholders will be provided information regarding their distributions in February 2008.

The Funds designate the percentage of dividends declared from net investment income as dividends qualifying for the 70% dividends received deduction for corporations and the percentage as qualified dividend income for individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003 as follows:

	Dividends	Qualified
	Received	Dividend
	Deduction for	Income for
Fund	Corporations	Individuals

Real Estate Securities	7%	7%
Diversified Income Plus	16%	17%

Thrivent Real Estate Securities Fund designates $2,489,493 as distributions of long-term capital gains.

Proxy Voting

The policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities are attached to the Trust’s Statement of Additional Information. You may request a free copy of the Statement of Additional Information or the report of how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 by calling 1-800-847-4836. You also may review the Statement of Additional Information or the report of how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 at the Thrivent Financial web site (www.thrivent.com) or the SEC web site (www.sec.gov).

Quarterly Schedule of Portfolio Holdings

The Trust files its Schedule of Portfolio Holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. You may request a free copy of the Trust’s Forms N-Q by calling 1-800-847-4836. The Trust’s Forms N-Q also are available on the Thrivent Financial web site (www.thrivent.com) or the SEC web site (www.sec.gov). You also may review and copy the Forms N-Q for the Trust at the SEC’s Public Reference Room in Washington, DC. You may get information about the operation of the Public Reference Room by calling 1-800-SEC-0330.

Board Approval of Investment Advisory Agreements and Subadvisory Agreements

Both the Investment Company Act of 1940 and the terms of the Advisory Agreement of the Thrivent Mutual Funds (the “Trust”) require that the agreement be approved annually by a majority of the Board of Trustees, including a majority of the Independent Trustees.

At its meeting on November 6, 2007, the Board of Trustees of the Trust voted unanimously to renew the existing Advisory Agreement between the Trust and Thrivent Asset Management, LLC (the “Adviser”) for each series (each a “Fund”) of the Trust. The Board also unanimously approved the Subadvisory Agreements for each of the Funds for which there is an investment subadviser (each a “Subadviser”). The Adviser and Subadvisers are referred to, collectively, as the “Advisory Organizations.” In connection with its reapproval of the agreements with the Advisory Organizations, the Board considered the following factors:

1. The nature, extent and quality of the services provided by the Advisory Organizations;

2. The performance of the Funds;

3. The costs of services provided and profits realized by the Adviser;

4. The extent to which economies of scale may be realized as the Funds grow; and

5. Whether the breakpoint levels reflect these economies of scale for the benefit of shareholders.

In connection with the renewal process, the Contracts Committee of the Board (consisting of each of the Independent Trustees of the Trust) met on July 10, August 28, and November 6, 2007, to consider information relevant to the renewal process. The Independent Trustees also retained the services of Management Practice, Inc. (“MPI”) as an independent consultant to assist them in the compilation, organization and evaluation of relevant information. This information included statistical comparisons of the advisory fees, total operating expenses, and performance of each of the Funds in comparison to

40

Additional Information
(unaudited)

a peer group of comparable investment companies; detailed information prepared by management with respect to the cost of services provided to the Funds and fees charged, including effective advisory fees that take into account breakpoints and fee waivers by the Adviser; profit realized by the Adviser and its affiliates that provide services to the Funds; and information regarding the types of services furnished to the Funds, the personnel providing the services, staff additions, systems improvements and plans for further hiring. The Board also received reports from the Adviser’s investment management staff with respect to the performance of the Funds. In addition to its review of the information presented to the Board during the contract renewal process and throughout the year, the Board also considered knowledge gained from discussions with management.

The Independent Trustees were represented by independent counsel throughout the review process and during private sessions of the Independent Trustees to consider reapproval of the agreements. The Trustees also received a memorandum from independent counsel summarizing their responsibilities under the Investment Company Act of 1940 in reviewing and approving the Advisory Agreement and the Subadvisory Agreements. The Contract Committee’s and Board’s consideration of the factors listed above and the information provided to it are discussed below.

Nature, Extent and Quality of Services

At each of the Board’s regular quarterly meetings during 2007, management presented information describing the services furnished to the Funds by the Adviser and, as appropriate, the Subadvisers. During these meetings, management reported on the investment management, portfolio trading, and compliance functions provided to the Funds under the Advisory and Subadvisory Agreements. During the renewal process, the Board considered the specific services provided under the Advisory Agreement as compared to the services provided by other mutual fund investment advisers under similar investment advisory agreements. The Board also considered information relating to the investment experience and educational backgrounds of the Adviser’s portfolio managers and those of the Subadvisers.

The Board received reports at each of its quarterly meetings from the Adviser’s Chief Investment Officer and from the Directors of Equity and Fixed Income Investments. In addition, the Board had, over the past year, met with a majority of the portfolio managers of both the Adviser and each of the Subadvisers, which gave the Board an opportunity to evaluate the managers’ abilities, experience, and the quality of services they provide to the Funds. Information was also presented to the Board describing the portfolio compliance functions performed by the Adviser and the Adviser’s oversight of Subadvisers to the Trust. The Independent Trustees also received quarterly reports from the Trust’s Chief Compliance Officer.

The Board also considered other benefits to the Adviser and its affiliates derived from its relationship with the Funds. These benefits include, among other things, fees for transfer agency services provided to the Funds, research received by the Adviser generated from commission dollars spent on Funds’ portfolio trading, and in certain cases distribution or service related fees related to Funds’ sales. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the costs relative to the services performed.

The Adviser also reviewed with the Board the Adviser’s ongoing program to enhance portfolio management capabilities, including recruitment of personnel, the addition of several research analysts, and investment in systems technology to improve trading, portfolio compliance, and investment reporting functions. The Board viewed these actions as a significant factor in approving the current Advisory Agreement as they demonstrated the Adviser’s commitment to provide the Funds with quality service and competitive investment performance.

Performance of the Funds

The Board received regular monthly performance reports, which included both the absolute and relative investment performance of each Fund. In addition, in connection with each of its regular quarterly meetings, the Board received more extensive information on the performance of each Fund, including absolute performance, relative performance rankings within each Fund’s Lipper peer group and performance as compared to benchmark index returns. The Board considered investment performance for each Fund over the one-, three- and five-year periods. When evaluating investment performance the Board placed emphasis on longer term performance and on the trend of performance, focusing particularly upon the three-year performance record.

41

Additional Information
(unaudited)

For the three-year period ended September 28, 2007, 57% of the internally managed Funds and 60% of the subadvised Funds performed at or above the median of their respective Lipper peer groups. For the one-year period ending September 28, 2007, 43% of the internally managed Funds and 67% of the subadvised Funds performed at or above the median of their respective Lipper peer groups. No Fund ranked in the bottom quartile of its Lipper peer group for the three-year period, although one Fund was in the bottom quartile for the one-year period ended September 28, 2007. The Board concluded that the performance of the individual Funds was either satisfactory compared to their peer groups of funds or that the Adviser had taken appropriate actions to improve performance.

Cost of Services and Profitability to the Advisory Organization

The Board considered both the contractual and effective advisory fees for each of the Funds. They noted that 83% of the Funds, representing 66% of total Trust assets, had contractual advisory fees at or below the medians of their peer groups. The Board also considered advisory fees after the voluntary and contractual fee waivers and expense reimbursements provided by the Adviser for several of the Funds, noting that 92% of the Funds, representing 69% of total Trust assets, had effective advisory fees at or below the medians of their peer groups and that no Fund had effective advisory fees in the highest quartile of fees. In addition, the Board reviewed information prepared by MPI comparing each Fund’s overall expense ratio with the expense ratio of its peer group of funds. The Board also considered the profitability of the Adviser both overall and on a Fund-by-Fund basis.

The Board considered the allocations of the Adviser’s costs to the Funds. The internal audit department of the Adviser conducted a review of such allocations and reported to the Board regarding the reasonableness and consistency of these allocations. The Board was satisfied with the results of this review.

From its review of the MPI data and expense and profit information provided by the Adviser, the Board concluded that the profits earned by the Adviser from the Advisory Agreements were reasonable, particularly in light of the expense reimbursements and waivers in effect. On the basis of this information and review, the Board concluded that the advisory fees charged to the Funds for investment management services were reasonable.

With respect to fees paid to Subadvisers under the Subadvisory Agreements, the Trustees considered that those contracts had been negotiated at arm’s length between the Adviser and each Subadviser and that the markup for additional services provided by the Adviser was reasonable. The Board also was informed of any separate arrangements for unrelated services between a Subadviser and the Adviser or its affiliates.

Economies of Scale and Breakpoints

The Trustees considered whether economies of scale might be realized as a Fund’s assets increase. Because of differences between Funds as to management style and cost, it is difficult to generalize as to whether or to what extent economies in the advisory function may be realized as a Fund’s assets increase. Typically, expected economies of scale, where they exist, are shared through the use of fee breakpoints and/or fee waivers by the Adviser.

The Trustees considered information provided by the Adviser related to the breakpoints in the Advisory Agreement and fee waivers provided by the Adviser. The Adviser explained that its general goal with respect to fee waivers, expense reimbursements and breakpoints was that the overall expense ratio for each Fund should be at or below the median expense ratio of its peer group. In connection with their review of fee breakpoints and economies of scale, the Trustees noted that all of the Funds had net operating expenses at or below the medians of their peer groups. The Board also noted that while some Funds were increasing in assets and other were decreasing in assets, the Funds overall were not experiencing significant asset growth.

Based on the factors discussed above, the Contracts Committee unanimously recommended approval of the Advisory Agreement and the Subadvisory Agreements and the Board, including all of the Independent Trustees voting separately, approved each of the agreements.

42

Board of Trustees and Officers

The following table provides information about the Trustees and Officers of the Trust. Each Trustee oversees each of 29 series of the Trust and also serves as:

• Director of Thrivent Series Fund, Inc., a registered investment company consisting of 31 portfolios that serve as underlying funds for variable contracts issued by Thrivent Financial for Lutherans (“Thrivent Financial”) and Thrivent Life Insurance Company and investment options in the retirement plan offered by Thrivent Financial

• Trustee of Thrivent Financial Securities Lending Trust, a registered investment company consisting of one portfolio that serves as a cash collateral fund for a securities lending program sponsored by Thrivent Financial.

The 29 series of the Trust, 31 portfolios of Thrivent Series Fund, Inc., and Thrivent Financial Securities Lending Trust are referred to herein as the “Fund Complex.” The Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 1-800-847-4836.

Interested Trustee[1]
Number of
	Position	Portfolios in	Principal
	with Trust	Fund Complex	Occupation	Other
Name, Address,	and Length	Overseen	During the	Directorships
and Age	of Service[2]	by Trustee	Past 5 Years	Held by Trustee

Pamela J. Moret	President since 2002	61	Executive Vice President,	Director, Minnesota
625 Fourth Avenue South	and Trustee since 2004		Marketing and Products,	Public Radio; Director,
Minneapolis, MN			Thrivent Financial	Luther Seminary
Age 51			since 2002

Independent Trustees[3]
Number of
	Position	Portfolios in	Principal
	with Trust	Fund Complex	Occupation	Other
Name, Address,	and Length	Overseen	During the	Directorships
and Age	of Service[2]	by Trustee	Past 5 Years	Held by Trustee

F. Gregory Campbell	Trustee since 1992	61	President, Carthage	Director, JohnsonFamily
625 Fourth Avenue South			College	Funds, Inc., an investment
Minneapolis, MN				company consisting of four
Age 68				portfolios; Director,
Kenosha Hospital and
Medical Center Board;
Director, Prairie School
Board; Director United
Health Systems Board

Herbert F. Eggerding, Jr.	Lead Trustee	61	Management consultant	None
625 Fourth Avenue South	since 2003		to several privately
Minneapolis, MN			owned companies
Age 70

Noel K. Estenson	Trustee since 2004	61	Retired	None
625 Fourth Avenue South
Minneapolis, MN
Age 69

43

Board of Trustees and Officers

Independent Trustees[3] — continued
Number of
	Position	Portfolios in	Principal
	with Trust	Fund Complex	Occupation	Other
Name, Address,	and Length	Overseen	During the	Directorships
and Age	of Service[2]	by Trustee	Past 5 Years	Held by Trustee

Richard L. Gady	Trustee since 1987	61	Retired; previously Vice	None
625 Fourth Avenue South			President, Public Affairs
Minneapolis, MN			and Chief Economist,
Age 64			ConAgra, Inc.
(agribusiness)
Richard A. Hauser	Trustee since 2004	61	Vice President, and	Director, The Washington
625 Fourth Avenue South			Assistant General	Hospital Center
Minneapolis, MN			Counsel, Boeing
Age 64			Company since 2007;
President, National
Legal Center for the
Public Interest from 2004
to 2007; General Counsel,
U.S. Department of
Housing and Urban
Development from 2001
to 2004; Partner, Baker
& Hosteller from 1986
to 2001
Connie M. Levi	Trustee since 2004	61	Retired	None
625 Fourth Avenue South
Minneapolis, MN
Age 68

Douglas D. Sims	Trustee since 2006	61	Retired; previously Chief	Director, Keystone
625 Fourth Avenue South			Executive Officer of	Neighborhood Company;
Minneapolis, MN			CoBank from 1994	Director, Center for
Age 61			to 2006	Corporate Excellence

Edward W. Smeds	Chairman and Trustee	61	Retired	Chairman, Carthage
625 Fourth Avenue South	since 1999			College Board
Minneapolis, MN
Age 71

44

Board of Trustees and Officers

Independent Trustees[3] — continued
Number of
	Position	Portfolios in	Principal
	with Trust	Fund Complex	Occupation	Other
Name, Address,	and Length	Overseen	During the	Directorships
and Age	of Service[2]	by Trustee	Past 5 Years	Held by Trustee

Constance L. Souders	Trustee since 2007	61	Retired; previously	None
625 Fourth Avenue South			Director from 1983 to
2007, Minneapolis, MN			Executive Vice President
Age 57			from 2001 to 2007, AML
Compliance Officer from
2003 to 2007, Chief
Financial Officer from
2000 to 2005, Chief
Administrative Officer
from 2000 to 2005 and
Treasurer from 1992 to
2005 of Harbor Capital
Advisors, Inc.; Director
from 1992 to 2007,
President from 2000
to 2007 and AML
Compliance Officer from
2003 to 2007 of Harbor
Services Group, Inc.;
Director from 1992 to
2007, Executive Vice
President from 2001 to
2007, Chief Compliance
Officer from 2004 to
2007, AML Compliance
Officer from 2003 to
2007, Supervisory
Registered Principal from
2000 to 2007, Interim
President from 2002 to
2003, Treasurer from
2000 to 2005 and
Secretary from 2000 to
2005 of Harbor Funds
Distributors, Inc.; Vice
President from 2000 to
2007, Chief Financial
Officer from 2000 to
2005 and Treasurer from
1992 to 2005 of
Harbor Funds

45

Board of Trustees and Officers

Executive Officers
Position with Trust
Name, Address,	and Length
and Age	of Service[2]	Principal Occupation During the Past 5 Years

Pamela J. Moret	President since 2002	Executive Vice President, Marketing and Products, Thrivent
625 Fourth Avenue South		Financial since 2002
Minneapolis, MN
Age 51

David S. Royal	Secretary and Chief	Vice President — Asset Management, Thrivent Financial
625 Fourth Avenue South	Legal Officer since 2006	since 2006; Partner, Kirkland & Ellis LLP from 2004 to
Minneapolis, MN		2006; Associate, Skadden, Arps, Slate, Meagher & Flom
Age 36		LLP from 1997 to 2004

Katie S. Kloster	Vice President and	Vice President and Controller, Thrivent Financial
625 Fourth Avenue South	Investment Company and	from 2001 to 2004
Minneapolis, MN	Investment Adviser
Age 42	Chief Compliance Officer
since 2004

Gerard V. Vaillancourt	Treasurer and Principal	Vice President, Mutual Fund Accounting since 2006; Head of
625 Fourth Avenue South	Financial Officer	Mutual Fund Accounting, Thrivent Financial from 2005 to
Minneapolis, MN	since 2005	2006; Director, Fund Accounting Administration, Thrivent
Age 40		Financial from 2002 to 2005

Russell W. Swansen	Vice President since 2004	Senior Vice President and Chief Investment Officer, Thrivent
625 Fourth Avenue South		Financial since 2004; Managing Director, Colonade Advisors,
Minneapolis, MN		LLC from 2001 to 2003
Age 50

Janice M. Guimond	Vice President since 2005	Vice President, Investment Operations, Thrivent Financial
625 Fourth Avenue South		since 2004; Manager of Portfolio Reporting, Thrivent Financial
Minneapolis, MN		from 2003 to 2004; Independent Consultant 2001 to 2003
Age 43

Karl D. Anderson	Vice President since 2006	Vice President, Products, Thrivent Financial
625 Fourth Avenue South
Minneapolis, MN
Age 46

Brian W. Picard	Vice President	Director, FSO Compliance Corp. BCM, Thrivent Financial
4321 North Ballard Road	Anti-Money Laundering	since 2006; Manager, Field and Securities Compliance,
Appleton, WI	Officer since 2006	Thrivent Financial from 2002 to 2006
Age 37

Kenneth L. Kirchner	Assistant Vice President	Director, Mutual Fund Operations, Thrivent Financial
4321 North Ballard Road	since 2004	since 2004; Manager, Shareholder Services, Thrivent Financial
Appleton, WI		from 2003 to 2004
Age 41

46

Board of Trustees and Officers

Executive Officers — continued

Position with Trust
Name, Address,	and Length
and Age	of Service[2]	Principal Occupation(s) During the Past 5 Years

Mark D. Anema	Assistant Vice President	Vice President, Accumulation and Retirement Income
625 Fourth Avenue South	since 2007	Solutions, Thrivent Financial since 2007; Vice President,
Minneapolis, MN		Strategic Planning, Thrivent Financial from 2004 to 2007;
Age 46		Insurance Practice Engagement Manager, McKinsey and
Company from 1999 to 2004

James M. Odland	Assistant Secretary	Vice President, Office of the General Counsel, Thrivent
625 Fourth Avenue South	since 2006	Financial since 2005; Senior Securities Counsel,
Minneapolis, MN		Allianz Life Insurance Company from January 2005 to
Age 52		August 2005; Vice President and Chief Legal Officer,
Woodbury Financial Services, Inc. from 2003 to 2005; Vice
President and Group Counsel, Corporate Practice Group,
American Express Financial Advisors, Inc., from 2001 to 2003

John L. Sullivan	Assistant Secretary	Senior Counsel, Thrivent Financial since 2007; Senior
625 Fourth Avenue South	since 2007	Counsel, Division of Investment Management of the
Minneapolis, MN		SEC from 2000 to 2007
Age 37

Todd J. Kelly	Assistant Treasurer	Director, Fund Accounting Operations, Thrivent Financial
4321 North Ballard Road	since 1999
Appleton, WI
Age 38

Sarah L. Bergstrom	Assistant Treasurer	Director, Fund Accounting Administration, Thrivent
625 Fourth Avenue South	since 2007	Financial since 2007; Manager, Fund Accounting
Minneapolis, MN		Administration, Thrivent Financial from 2005 to 2007;
Age 30		Manager, Mutual Fund Tax Reporting, Thrivent Financial
from 2004 to 2005; Supervisor, Mutual Fund Tax Reporting,
Thrivent Financial from 2002 to 2004

1 “Interested person” of the Trust as defined in 1940 Act by virtue of positions with Thrivent Financial. Ms. Moret is considered an interested person because of her principal occupation with Thrivent Financial.

2 Each Trustee serves an indefinite term until her or his successor is duly elected and qualified. Officers serve at the discretion of the board until their successors are duly appointed and qualified.

3 The Trustees other than Ms. Moret are not “interested persons” of the Trust and are referred to as “Independent Trustees.”

47

This page intentionally left blank.

48

We're Listening to You!

In response to concerns regarding multiple mailings, we send one copy of a shareholder report and one copy of a prospectus for Thrivent Mutual Funds to each household. This consolidation helps reduce printing and postage costs, thereby saving money. If you wish to receive an additional copy of this report, call us toll-free at 800-847-4836.

Thrivent Investment Management®

625 Fourth Ave. S., Minneapolis, MN 55415-1665
www.thrivent.com • e-mail: mail@thrivent.com • 800-THRIVENT (800-847-4836)

24042AR R2-08

Item 2. Code of Ethics

As of the end of the period covered by this report, registrant has adopted a code of ethics (as defined in Item 2 of Form N-CSR) applicable to registrant’s Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer. No waivers were granted to such code of ethics during the period covered by this report. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

Registrant’s Board of Trustees has determined that Herbert F. Eggerding, Jr., an independent trustee, is the Audit Committee Financial Expert.

Item 4. Principal Accountant Fees and Services

(a) through (d)

Thrivent Real Estate Securities Fund and Thrivent Diversified Income Plus Fund (each, a “Fund”) are each a series of Thrivent Mutual Funds, a Massachusetts business trust (the “Trust”). The Trust contains a total of 29 series (the “Series”), which include the Funds. This Form N-CSR relates to the annual report of each Fund.

The following table presents the aggregate fees billed to the Thrivent Real Estate Securities Fund for the Fund’s respective fiscal years ended December 31, 2006 and December 31, 2007 by the Fund’s independent public accountants, PricewaterhouseCoopers LLP (“PwC”), for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by PwC during those periods.

Fiscal Years Ended	12/31/06	12/31/07

Audit Fees	$8,500	$7,784

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$6,535	$5,865

All Other Fees(3)	$0	$681

Total	$15,035	$14,330

(1) Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2) Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3) All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The following table presents the aggregate fees billed to the Thrivent Diversified Income Plus Fund for the Fund’s fiscal year ended October 31, 2006, the two-month period ended December 31, 2006 and the fiscal year ended December 31, 2007 by PwC for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by PwC during those periods. In 2006, the Fund changed its fiscal year end from October 31 to December 31; accordingly, an additional column is shown.

Fiscal Years Ended	10/31/06	12/31/06	12/31/07

Audit Fees	$9,250	$11,830	$8,892

Audit-Related Fees(1)	$0	$0	$0

Tax Fees(2)	$4,575	$1,800	$7,305

All Other Fees(3)	$0	$0	$662

Total	$13,825	$13,630	$16,859

(1) Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2) Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3) All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The following table presents the aggregate fees billed to all Series of the Trust with fiscal years ending on October 31 for the fiscal years ended October 31, 2006 and October 31, 2007 by PwC for professional services rendered for the audit of the annual financial statements of the applicable Series and fees billed for other services rendered by PwC during those periods.

Fiscal Years Ended	10/31/06	10/31/07

Audit Fees	$394,409	$364,656

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$124,065	$117,935

All Other Fees(3)	$0	$0

Total	$518,474	$482,591

(1) Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2) Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3) All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related and tax services.

(e) Registrant’s audit committee charter, adopted in August 2004, provides that the audit committee (comprised of the independent trustees of registrant) is responsible for pre-approval of all auditing services performed for the registrant. The audit committee reports to the Board of Trustees (“Board”) regarding its approval of the engagement of the auditor and the proposed fees for the engagement, and the majority of the Board (including the members of the Board who are independent trustees) must approve the auditor at an in-person meeting. The audit committee also is responsible for pre-approval (subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended) of all non-auditing services performed for the registrant or for any service affiliate of registrant. Registrant’s audit committee charter also permits a designated member of the audit committee to pre-approve, between meetings, one or more non-audit service projects, subject to ratification by the audit committee at the next meeting of the audit committee. Registrant’s audit committee pre-approved all fees described above which PwC billed to registrant.

(f) Less than 50% of the hours billed by PwC for auditing services to each Fund and to the registrant for the fiscal year ended December 31, 2007 were for work performed by persons other than full-time, permanent employees of PwC.

(g) The aggregate non-audit fees billed by PwC to registrant and to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for the fiscal years set forth below were as follows:

Fiscal Year Ended	10/31/06	12/31/06	10/31/07	12/31/07

Registrant(1)	$0	$0	$0	$0

Adviser	$15,645	$6,500	$1,582	$1,582

(1) Includes all Series of the Trust

(h) Registrant’s audit committee has considered the non-audit services provided to the registrant and registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser as described above and determined that these services do not compromise PwC’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Registrant’s Schedule of Investments is included in the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to registrant’s board of trustees.

Item 11. Controls and Procedures

(a)(i) Registrant’s President and Treasurer have concluded that registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) Registrant’s President and Treasurer are aware of no change in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The code of ethics pursuant to Item 2 is attached hereto.

(b) Certifications pursuant to Rules 30a-2(a) and 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THRIVENT MUTUAL FUNDS

Date: February 28, 2008	By:	/s/ Pamela J. Moret

Pamela J. Moret
President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: February 28, 2008	By:	/s/ Pamela J. Moret

Pamela J. Moret
President

Date: February 28, 2008	By:	/s/ Gerard V. Vaillancourt

Gerard V. Vaillancourt
Treasurer